Exhibit 99.1

Blackstone Reports First Quarter 2018 Results

New York, April 19, 2018: Blackstone (NYSE:BX) today reported its first quarter 2018 results.

Stephen A. Schwarzman, Chairman and Chief Executive Officer, said, “Amid declining global markets and a sharp increase in volatility, Blackstone continued to protect and grow our investors’ capital in the first quarter, delivering strong outperformance across strategies. Investors in the institutional, retail and insurer channels are allocating more capital to our firm, resulting in more than $18 billion of inflows during the quarter and driving our total assets under management to a new record of $450 billion, up 22% year over year.”

Mr. Schwarzman also said, “Our financial strength continues to build, and our A+ rated balance sheet gives us the flexibility and firepower to enhance our capital return to unitholders. Today I am pleased to announce we have increased our unit repurchase authorization to $1 billion. We also intend to make a special distribution of $0.30 per unit in 2018 representing a portion of the proceeds received in connection with the conclusion of our direct lending sub-advisory relationship.”

Blackstone issued a full detailed presentation of its first quarter 2018 results, which can be viewed at www.blackstone.com.

Distribution

Blackstone has declared a quarterly distribution of $0.35 per common unit to record holders of common units at the close of business on April 30, 2018. This distribution will be paid on May 7, 2018.

Quarterly Investor Call Details

Blackstone will host a conference call on April 19, 2018 at 11:00 a.m. ET to discuss first quarter 2018 results. The conference call can be accessed via the Investors section of Blackstone’s website at www.blackstone.com or by dialing +1 (877) 391-6747 (U.S. domestic) or +1 (617) 597-9291 (international), pass code 149 943 55#. For those unable to listen to the live broadcast, a replay will be available on www.blackstone.com or by dialing +1 (888) 286-8010 (U.S. domestic) or +1 (617) 801-6888 (international), pass code 994 507 16#.

The Blackstone Group L.P.

345 Park Avenue

New York, New York 10154

T 212 583 5000

About Blackstone

Blackstone is one of the world’s leading investment firms. We seek to create positive economic impact and long-term value for our investors, the companies we invest in, and the communities in which we work. We do this by using extraordinary people and flexible capital to help companies solve problems. Our asset management businesses, with $450 billion in assets under management, include investment vehicles focused on private equity, real estate, public debt and equity, non-investment grade credit, real assets and secondary funds, all on a global basis. Further information is available at www.blackstone.com. Follow Blackstone on Twitter @Blackstone.

Forward-Looking Statements

This release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 which reflect Blackstone’s current views with respect to, among other things, Blackstone’s operations, financial performance and unit repurchase and distribution activities. You can identify these forward-looking statements by the use of words such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. Blackstone believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its Annual Report on Form 10-K for the fiscal year ended December 31, 2017, as such factors may be updated from time to time in its periodic filings with the Securities and Exchange Commission, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in the filings. Blackstone undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

This release does not constitute an offer of any Blackstone Fund.

Investor and Media Relations Contacts

Joan Solotar Blackstone Tel: +1 (212) 583-5068 solotar@blackstone.com	Weston Tucker Blackstone Tel: +1 (212) 583-5231 tucker@blackstone.com	Christine Anderson Blackstone Tel: +1 (212) 583-5182 Christine.Anderson@blackstone.com

2

April 19, 2018 Blackstone’s First Quarter 2018 Earnings

Blackstone

Blackstone’s First Quarter 2018 GAAP Results
GAAP
Net
Income
was
$842
million
for
the
quarter,
and
$3.2
billion
over
the
last
twelve
months
(“LTM”).
GAAP
Net
Income
Attributable
to
The
Blackstone
Group
L.P.
was
$368
million
for
the
quarter
and
$1.4
billion
over
the
LTM.
n/m
=
not
meaningful.
Effective
January
1,
2018,
Blackstone
adopted
new
GAAP
guidance
regarding
revenue
recognition
(see
page
2).
All
prior
periods
have
been
conformed
to
the
new
guidance. Please
see Blackstone’s 4Q’17 Supplemental Financial Data (Updated) available at ir.blackstone.com for additional historical periods.
% Change
% Change
(Dollars in Thousands, Except per Unit Data) (Unaudited)
1Q'17
1Q'18
vs. 1Q'17
1Q'17 LTM
1Q'18 LTM
vs. 1Q'17 LTM
Revenues
Management and Advisory Fees, Net
645,484
$
728,849
$
13%
2,497,356
$
2,834,687
$
14%
Incentive Fees
46,511
12,566
(73)%
168,432
208,569
24%
Investment Income (Loss)
Performance Allocations
Realized
1,111,905
269,640
(76)%
2,376,023
2,729,546
15%
Unrealized
(124,621)
628,089
n/m
348,981
647,237
85%
Principal Investment Income
Realized
251,344
42,145
(83)%
542,082
426,570
(21)%
Unrealized
(40,188)
111,774
n/m
33,633
194,567
479%
Total Investment Income
1,198,440
1,051,648
(12)%
3,300,719
3,997,920
21%
Interest and Dividend Revenue
28,495
35,385
24%
101,144
146,586
45%
Other
(4,212)
(59,317)
n/m
56,153
(188,334)
n/m
Total Revenues
1,914,718
1,769,131
(8)%
6,123,804
6,999,428
14%
Expenses
Compensation and Benefits
Compensation
351,589
389,403
11%
1,340,994
1,480,299
10%
Incentive Fee Compensation
22,465
6,662
(70)%
77,601
89,476
15%
Performance Allocations Compensation
Realized
366,478
112,062
(69)%
772,766
1,027,549
33%
Unrealized
7,533
254,435
n/m
306,860
350,696
14%
Total Compensation and Benefits
748,065
762,562
2%
2,498,221
2,948,020
18%
General, Administrative and Other
109,386
126,713
16%
524,453
505,909
(4)%
Interest Expense
40,246
38,671
(4)%
155,544
195,911
26%
Fund Expenses
24,076
54,985
128%
71,028
163,696
130%
Total Expenses
921,773
982,931
7%
3,249,246
3,813,536
17%
Other Income
Reduction of Tax Receivable Agreement Liability
-
-
n/m
-
403,855
n/m
Net Gains from Fund Investment Activities
66,132
110,599
67%
231,740
366,064
58%
Income Before Provision for Taxes
1,059,077
$
896,799
$
(15)%
3,106,298
$
3,955,811
$
27%
Provision for Taxes
57,437
54,495
(5)%
180,653
740,205
310%
Net Income
1,001,640
$
842,304
$
(16)%
2,925,645
$
3,215,606
$
10%
Net Income (Loss) Attributable to Redeemable Non-Controlling Interests in Consolidated Entities
2,000
(1,275)
n/m
12,378
10,531
(15)%
Net Income Attributable to Non-Controlling Interests in Consolidated Entities
138,685
155,499
12%
344,751
514,253
49%
Net Income Attributable to Non-Controlling Interests in Blackstone Holdings
409,046
320,208
(22)%
1,237,667
1,303,485
5%
Net Income Attributable to The Blackstone Group L.P. ("BX")
451,909
$
367,872
$
(19)%
1,330,849
$
1,387,337
$
4%
Net Income per Common Unit, Basic
0.68
$
0.55
$
(19)%
2.04
$
2.07
$
1%
Net Income per Common Unit, Diluted
0.68
$
0.53
$
(22)%
2.00
$
2.07
$
3%

Blackstone

Revenue Recognition: New GAAP Guidance
Effective
January
1,
2018,
Blackstone
adopted
new
GAAP
guidance
on
revenue
recognition
and
implemented
a
change
in
accounting
principle
related
to
Carried
Interest
and
Incentive
Allocations.
•
The
new
GAAP
guidance
resulted
in
changes
to
the
recognition
of
contractual
Incentive
Fees
and
their
separate
presentation
in
our
results.
•
Carried
Interest
and
Incentive
Allocations
will
now
be
accounted
for
under
the
GAAP
guidance
for
equity
method
investments
and
be
presented
as
Investment
Income
–
Performance
Allocations.
Blackstone
adopted
the
new
revenue
guidance
on
a
full
retrospective
basis
and
all
prior
periods
have
been
conformed
to
the
new
guidance.
•
Adoption
of
the
new
guidance
resulted
in
changes
to
GAAP
Net
Income
Attributable
to
The
Blackstone
Group
L.P.
and
Economic
Income
which
were
not
material.
•
The
new
guidance
resulted
in
no
change
to
Blackstone’s
non-GAAP
measures
of
Fee
Related
Earnings
and
Distributable
Earnings.
•
Performance
Revenues
in
our
segment
results
and
non-GAAP
measures
collectively
refer
to
Realized
Incentive
Fees
and
Performance
Allocations.

Blackstone

Blackstone’s First Quarter 2018 Segment Highlights
Economic
Net
Income
(“ENI”)
was
$792
million
($0.65/unit)
in
the
quarter,
on
$1.7
billion
of
Total
Segment
Revenues.
•
ENI
was
$3.2
billion
($2.65/unit)
for
the
LTM,
up
7%
year-over-year,
on
$6.6
billion
of
Total
Segment
Revenues.
Distributable
Earnings
(“DE”)
was
$502
million
($0.41/unit)
in
the
quarter,
driven
by
$282
million
of
Realized
Performance
Revenues,
comprised
of
Realized
Incentive
Fees
and
Realized
Performance
Allocations.
•
DE
was
$3.1
billion
($2.56/unit)
for
the
LTM
on
$2.9
billion
of
Realized
Performance
Revenues.
Fee
Related
Earnings
(“FRE”)
was
$333
million
in
the
quarter,
up
14%
year-over-year,
on
$736
million
of
Net
Management
and
Advisory
Fees.
•
FRE
was
$1.3
billion
for
the
LTM,
up
20%
year-over-year,
on
$2.9
billion
of
Net
Management
and
Advisory
Fees.
Total
Assets
Under
Management
(“AUM”)
grew
to
a
record
$449.6
billion,
up
22%
year-over-year,
through
a
combination
of
continued
fundraising
and
fund
appreciation.
•
Inflows
were
$18.2
billion
in
the
quarter,
bringing
LTM
inflows
to
a
record
$112.2
billion.
•
Fee-Earning
AUM
increased
23%
year-over-year
to
$344.7
billion.
Quarterly
and
LTM
capital
deployed
were
$10.1
billion
and
$49.0
billion,
respectively.
Blackstone
increased
its
unit
repurchase
authorization
to
$1
billion
and
announced
$0.30
per
unit
special
distribution
to
be
paid
out
over
the
next
three
quarters.
Blackstone
declared
a
first
quarter
distribution
of
$0.35
per
common
unit
payable
on
May
7,
2018.
The changes in carrying value, fund returns and composite returns presented throughout this presentation represent those of the applicable Blackstone Funds and not those of
The
Blackstone Group L.P.

Blackstone

Additional Highlights
$1
Billion
Unit
Repurchase
Authorization
Our
Board
of
Directors
has
authorized
the
repurchase
of
up
to
$1
billion
of
common
units
and
Blackstone
Holdings
partnership
units,
nearly
tripling
the
$335.8
million
of
repurchase
authorization
remaining
under
the
prior
authorization.
While
the
repurchase
authorization
is
broad-based,
Blackstone
anticipates
unit
repurchases
will
largely
be
used
to
offset
the
dilutive
effect
from
annual
equity
awards.
Units
may
be
repurchased
from
time
to
time
in
open
market
transactions,
in
privately
negotiated
transactions
or
otherwise.
The
timing
and
the
actual
number
of
units
repurchased
will
depend
on
a
variety
of
factors,
including
legal
requirements,
price
and
economic
and
market
conditions.
The
unit
repurchase
program
may
be
changed,
suspended
or
discontinued
at
any
time
and
does
not
have
a
specified
expiration
date.
Special
Cash
Distribution
In
April
2018,
Blackstone
received
approximately
$580
million
of
pre-tax
proceeds
in
connection
with
concluding
GSO’s
investment
sub-advisory
relationship
with
FS
Investments.
Blackstone
intends
to
distribute
a
portion
of
the
after-tax
proceeds
to
unitholders
–
resulting
in
an
anticipated
incremental
$0.30
per
unit
to
be
distributed
over
the
next
three
quarters.

% Change
% Change
(Dollars in Thousands, Except per Unit Data)
1Q'17
1Q'18
vs. 1Q'17
1Q'17 LTM
1Q'18 LTM
vs. 1Q'17 LTM
Management and Advisory Fees, Net
649,581
$
736,044
$
13%
2,499,373
$
2,857,254
$
14%
Performance Revenues
1,034,381

910,547

(12)%
2,896,103

3,587,986

24%
Principal Investment Income
103,959

42,671

(59)%
350,899

243,700

(31)%
Interest, Dividend and Other Revenue
20,209

(24,509)

n/m
154,422

(41,849)

n/m
Total Revenues
1,808,130

1,664,753

(8)%
5,900,797

6,647,091

13%
Total Expenses
821,415

854,816

4%
2,821,246

3,345,259

19%
Taxes
18,805

18,228

(3)%
94,274

100,954

7%
Economic Net Income
967,910
$
791,709
$
(18)%
2,985,277
$
3,200,878
$
7%
ENI per Unit
0.81
$
0.65
$
(20)%
2.49
$
2.65
$
6%
Fee Related Earnings
290,742
$
332,873
$
14%
1,065,763
$
1,278,350
$
20%
FRE per Unit
0.24
$
0.28
$
17%
0.90
$
1.07
$
19%
Distributable Earnings
1,230,138
$
502,055
$
(59)%
2,957,498
$
3,148,132
$
6%
DE per Common Unit
1.02
$
0.41
$
(60)%
2.42
$
2.56
$
6%
Total AUM
368,196,917
$
449,613,826
$
22%
368,196,917
$
449,613,826
$
22%
Fee-Earning AUM
280,215,551
$
344,650,797
$
23%
280,215,551
$
344,650,797
$
23%
Blackstone’s First Quarter 2018 Segment Earnings
Performance Revenues collectively refer to Realized Incentive Fees and Performance Allocations.
Blackstone

Blackstone

6.4%
1Q’18 Increase in Corporate
Private Equity Carrying Value
Private Equity
$1.0 billion
1Q’18 Realizations
$111.4
billion
Total AUM up 12% YoY
Corporate
Private
Equity
carrying
value
increased
6.4%
in
the
quarter,
driven
by
strong
appreciation
in
the
private
portfolio.
Invested
$4.0
billion
in
the
quarter,
including
a
new
Corporate
Private
Equity
investment
in
Paysafe,
as
well
as
deployments
in
Tactical
Opportunities
and
Strategic
Partners.
•
Landmark
Thomson
Reuters
investment
was
committed
but
not
yet
deployed
during
the
quarter.
Realizations
of
$1.0
billion
in
the
quarter
were
driven
by
activity
across
Corporate
Private
Equity,
Strategic
Partners
and
Tactical
Opportunities,
bringing
LTM
realizations
to
$10.6
billion.
Completed
an
initial
public
offering
of
BCP
VI’s
largest
investment,
Gates
Industrial,
on
January
25,
2018.
Total
AUM
inflows
of
$3.5
billion
and
portfolio
appreciation
in
the
quarter
drove
Total
AUM
to
$111.4
billion.
•
Fee-Earning
AUM
increased
6%
year-over-year
to
$72.4
billion.
% Change
% Change
(Dollars in Thousands)
1Q'17
1Q'18
vs. 1Q'17
1Q'17 LTM
1Q'18 LTM
vs. 1Q'17 LTM
Management and Advisory Fees, Net
180,692
$
190,862
$
6%
608,038
$
774,605
$
27%
Performance Revenues
398,203
474,439
19%
965,005
1,220,210
26%
Principal Investment Income
40,772
23,706
(42)%
109,473
86,354
(21)%
Interest, Dividend and Other Revenue
4,861
(7,865)
n/m
46,011
(15,550)
n/m
Total Revenues
624,528
681,142
9%
1,728,527
2,065,619
20%
Compensation
83,603
99,729
19%
313,297
378,800
21%
Performance Compensation
142,277
211,847
49%
392,373
545,209
39%
Interest Expense
10,427
10,133
(3)%
47,440
50,835
7%
Other Operating Expenses
27,761
31,151
12%
126,466
124,387
(2)%
Total Expenses
264,068
352,860
34%
879,576
1,099,231
25%
Economic Income
360,460
$
328,282
$
(9)%
848,951
$
966,388
$
14%
Total AUM
99,707,057
$
111,414,214
$
12%
99,707,057
$
111,414,214
$
12%
Fee-Earning AUM
68,227,286
$
72,398,415
$
6%
68,227,286
$
72,398,415
$
6%

Blackstone

% Change
% Change
(Dollars in Thousands)
1Q'17
1Q'18
vs. 1Q'17
1Q'17 LTM
1Q'18 LTM
vs. 1Q'17 LTM
Management Fees, Net
215,608
$
247,946
$
15%
866,665
$
971,376
$
12%
Performance Revenues
514,709
382,126
(26)%
1,433,414
1,945,102
36%
Principal Investment Income
35,726
17,377
(51)%
146,481
115,334
(21)%
Interest, Dividend and Other Revenue
8,944
(6,369)
n/m
56,298
(8,654)
n/m
Total Revenues
774,987
641,080
(17)%
2,502,858
3,023,158
21%
Compensation
102,702
112,824
10%
387,476
437,333
13%
Performance Compensation
199,081
135,563
(32)%
528,368
741,118
40%
Interest Expense
14,635
14,149
(3)%
52,194
70,855
36%
Other Operating Expenses
30,864
29,417
(5)%
136,621
134,595
(1)%
Total Expenses
347,282
291,953
(16)%
1,104,659
1,383,901
25%
Economic Income
427,705
$
349,127
$
(18)%
1,398,199
$
1,639,257
$
17%
Total AUM
102,070,930
$
119,575,884
$
17%
102,070,930
$
119,575,884
$
17%
Fee-Earning AUM
71,904,741
$
87,284,578
$
21%
71,904,741
$
87,284,578
$
21%
Real Estate
3.5%
1Q’18 Increase in Opportunistic
Funds’ Carrying Value
$119.6 billion
Total AUM up 17% YoY
$2.7 billion
1Q’18 Realizations
Opportunistic
funds’
carrying
value
increased
3.5%
during
the
quarter
primarily
driven
by
gains
in
private
investment
values;
core+
funds’
carrying
values
increased
3.4%
in
the
quarter.
Active
investing
quarter
with
$6.7
billion
invested
or
committed,
with
50%
outside
of
North
America.
•
Includes
$1.3
billion
for
the
purchase
of
a
majority
stake
in
the
Banco
Popular
Spanish
real
estate
portfolio,
along
with
a
commitment
to
purchase
a
public
Canadian
industrial
REIT
in
core+
expected
to
close
in
the
second
quarter
of
2018.
Realizations
of
$2.7
billion
in
the
quarter
driven
by
proceeds
from
Invitation
Homes
and
BioMed
Realty
Trust.
Total
AUM
up
17%
and
Fee-Earning
AUM
up
21%
year-over-year
to
$119.6
billion
and
$87.3
billion,
respectively.
•
Total
AUM
inflows
of
$3.6
billion
in
the
quarter
driven
by
fundraising
across
the
core+
platform,
including
$691
million
in
BPP
Europe
and
co-invest,
$623
million
in
BREIT
and
$460
million
in
BPP
U.S.
•
Global
core+
Total
AUM
up
87%
year-over-year
to
$29.7
billion,
four
years
after
launching
the
business.
Carrying value for core+ funds excludes BREIT.

Blackstone

Hedge Fund Solutions
1.3%
1Q’18 BPS Composite Gross Return
$3.9
billion
1Q’18 Total AUM Inflows
$78.7
billion
Total AUM up 7% YoY
The
BPS
Composite
gross
return
was
1.3%
in
the
quarter
(1.1%
net),
and
6.7%
for
the
LTM
(5.8%
net),
despite
the
volatility
in
the
markets,
continuing
positive
momentum
in
returns
for
hedge
fund
strategies.
Total
AUM
inflows
of
$3.9
billion
during
the
quarter
and
$12.4
billion
for
the
LTM,
driven
by
customized
solutions
and
individual
investor
and
specialized
solutions.
•
Net
inflows
of
$2.8
billion
represent
the
largest
quarterly
amount
since
2014.
•
April
1
subscriptions
of
$698
million
are
not
yet
included
in
Total
AUM.
Total
AUM
increased
7%
year-over-year
to
a
record
$78.7
billion,
driven
primarily
by
appreciation
across
strategies.
•
Total
AUM
for
BAAM’s
individual
investor
solutions
platform
reached
$9.0
billion,
up
34%
year-over-year.
•
Fee-Earning
AUM
up
7%
year-over-year
to
$73.6
billion.
The BPS Composite gross and net returns are based on the BAAM Principal Solutions (“BPS”) Composite, which does not include BAAM's individual investor solutions (liquid alternatives), ventures (seeding and minority interests), strategic opportunities (co-
invests), and advisory (non-discretionary) platforms, except for investments by BPS funds directly into those platforms. BAAM-managed funds in liquidation and non fee-paying assets (net returns only) are also excluded. The funds/accounts that comprise the BPS
Composite
are
not
managed
within
a
single
fund
or
account
and
are
managed
with
different
mandates.
There
is
no
guarantee
that
BAAM
would
have
made
the
same
mix
of
investments
in
a
stand-alone
fund/account.
The
BPS
Composite
is
not
an
investible
product and, as such, the performance of the Composite does not represent the performance of an actual fund or account.
% Change
% Change
(Dollars in Thousands)
1Q'17
1Q'18
vs. 1Q'17
1Q'17 LTM
1Q'18 LTM
vs. 1Q'17 LTM
Management Fees, Net
128,727
$
129,573
$
1%
520,823
$
519,781
$
(0)%
Performance Revenues
33,499
15,238
(55)%
75,624
144,426
91%
Principal Investment Income
17,661
1,080
(94)%
42,935
33,505
(22)%
Interest, Dividend and Other Revenue
2,387
(5,476)
n/m
22,721
(10,718)
n/m
Total Revenues
182,274
140,415
(23)%
662,103
686,994
4%
Compensation
47,604
50,300
6%
178,755
179,478
0%
Performance Compensation
13,739
8,635
(37)%
32,232
51,361
59%
Interest Expense
6,543
6,271
(4)%
25,020
31,346
25%
Other Operating Expenses
16,379
18,785
15%
74,142
70,671
(5)%
Total Expenses
84,265
83,991
(0)%
310,149
332,856
7%
Economic Income
98,009
$
56,424
$
(42)%
351,954
$
354,138
$
1%
Total AUM
73,303,381
$
78,657,551
$
7%
73,303,381
$
78,657,551
$
7%
Fee-Earning AUM
68,812,528
$
73,570,498
$
7%
68,812,528
$
73,570,498
$
7%

Blackstone

Credit
$7.1 billion
1Q’18 Total AUM Inflows
$140.0
billion
Total AUM up 50% YoY
1Q’18 Composite
Gross Returns
Performing Credit
3.2%
Distressed
(0.3)%
Composite
gross
returns
of
3.2%
for
Performing
Credit
and
(0.3)%
for
Distressed
Strategies
for
the
quarter.
Investment
pace
remained
strong
with
$1.7
billion
of
capital
deployed
or
committed
during
the
quarter
and
$9.3
billion
over
the
LTM,
predominantly
capitalizing
on
distressed
and
European
opportunities.
Continued
strong
realization
activity
across
funds
of
$2.5
billion
in
the
quarter
and
$11.7
billion
for
the
LTM.
Total
AUM
increased
50%
year-over-year
to
a
record
$140.0
billion,
driven
by
inflows
from
the
new
Blackstone
Insurance
Solutions
platform
launch
and
Harvest
acquisition,
both
of
which
occurred
in
the
fourth
quarter
of
last
year.
•
Total
AUM
for
Blackstone
Insurance
Solutions
reached
$24.1
billion
at
quarter
end,
including
$1.0
billion
invested
in
other
Blackstone
products.
•
Raised
$678
million
of
capital
in
the
quarter
for
the
successor
flagship
distressed
fund,
with
the
final
close
occurring
in
the
second
quarter
bringing
the
total
fund
size
to
$7.5
billion.
•
Concluded
the
first
close
for
a
successor
credit
alpha
fund
for
$476
million.
•
Launched
ten
CLOs
(six
U.S.
and
four
European)
in
the
LTM
totaling
$6.8
billion,
including
$1.6
billion
in
the
first
quarter.
% Change
% Change
(Dollars in Thousands)
1Q'17
1Q'18
vs. 1Q'17
1Q'17 LTM
1Q'18 LTM
vs. 1Q'17 LTM
Management Fees, Net
124,554
$
167,663
$
35%
503,847
$
591,492
$
17%
Performance Revenues
87,970
38,744
(56)%
422,060
278,248
(34)%
Principal Investment Income
9,800
508
(95)%
52,010
8,507
(84)%
Interest, Dividend and Other Revenue
4,017
(4,799)
n/m
29,392
(6,927)
n/m
Total Revenues
226,341
202,116
(11)%
1,007,309
871,320
(14)%
Compensation
55,118
73,474
33%
205,312
254,805
24%
Performance Compensation
41,379
17,114
(59)%
204,254
130,033
(36)%
Interest Expense
7,845
7,685
(2)%
26,321
38,590
47%
Other Operating Expenses
21,458
27,739
29%
90,975
105,843
16%
Total Expenses
125,800
126,012
0%
526,862
529,271
0%
Economic Income
100,541
$
76,104
$
(24)%
480,447
$
342,049
$
(29)%
Total AUM
93,115,549
$
139,966,177
$
50%
93,115,549
$
139,966,177
$
50%
Fee-Earning AUM
71,270,996
$
111,397,306
$
56%
71,270,996
$
111,397,306
$
56%
Performing Credit Strategies include mezzanine lending funds, Business Development Companies (“BDCs”) and other performing credit strategy funds. Distressed Strategies include credit alpha strategies, stressed / distressed funds and energy strategies. The composite gross returns represent a weighted-average composite of the fee-earning funds exceeding $100 million of fair value at each respective quarter end for each strategy. Composite gross returns exclude the Blackstone Funds that were contributed to GSO as part of Blackstone’s acquisition of GSO in March 2008.
Performing Credit Strategies’ net composite returns were 2.3% and 5.5% for 1Q’18 and 1Q’18 LTM. Distressed Strategies’ net composite returns were (0.6)% and 2.5% for 1Q’18 and 1Q'18 LTM. The breakdown of Total AUM for 1Q’18 is as follows: Distressed Strategies $27.0 billion (14%
Incentive Fee, 86% Performance Allocations), Performing Credit Strategies $39.8 billion (5% Incentive Fee, 95% Performance Allocations), Long Only $40.3 billion, Blackstone Insurance Solutions $23.1 billion, and Harvest $9.9 billion. The breakdown of Fee-Earning AUM for 1Q’18 is as follows:
Distressed Strategies $12.3 billion (29% Incentive Fee, 71% Performance Allocations), Performing Credit Strategies $27.6 billion (10% Incentive Fee, 90% Performance Allocations), Long Only $38.6 billion, Blackstone Insurance Solutions $23.1 billion, and Harvest $9.8 billion.

Blackstone

$78.7
$93.1
$140.0
$68.5
$73.3
$78.7
$101.1
$102.1
$119.6
$95.5
$99.7
$111.4
$343.7
$368.2
$449.6
1Q'16
1Q'17
1Q'18
$62.1
$71.3
$111.4
$64.8
$68.8
$73.6
$67.3
$71.9
$87.3
$50.2
$68.2
$72.4
$244.5
$280.2
$344.7
1Q'16
1Q'17
1Q'18
Fee-Earning AUM by Segment
(Dollars in Billions)
Total AUM by Segment
(Dollars in Billions)
Assets Under Management
Total AUM increased $81.4 billion, or 22%, year-over-year to $449.6 billion driven by $112.2 billion of inflows.
•
Total AUM increased despite realizations of $44.8 billion during the LTM.
Fee-Earning AUM of $344.7 billion up 23% year-over-year as $101.7 billion of inflows outpaced $45.6 billion of
realizations and outflows.
Private Equity
Real Estate
Hedge Fund Solutions
Credit

Blackstone

$172.3
$23.7
$95.0
$291.0
$14.4
$33.7
$76.4
$47.7
$172.3
Additional Capital Detail
Uninvested
Not Currently
Earning
Performance
Revenues
Currently
Earning
Performance
Revenues
Private Equity
Real Estate
Hedge Fund Solutions
Credit
$93 billion 1Q’18
Total Dry Powder
$291
billion Performance
Revenue Eligible AUM
$47 billion Not Currently
Earning Management Fees
Performance Revenue Eligible AUM Currently Earning Performance Revenues of $172.3 billion includes $47.7 billion for Private Equity (Corporate Private Equity $28.2 billion, Tactical
Opportunities
$12.3
billion,
Strategic
Partners
$7.2
billion),
$76.4
billion
for
Real
Estate
(BREP
$44.3
billion,
core+
$24.3
billion,
BREDS
$7.8
billion),
$33.7
billion
for
Hedge
Fund
Solutions,
and $14.4
billion for Credit (Distressed Strategies $6.8 billion, Performing Credit Strategies $7.0 billion, Long Only and Master Limited Partnership (“MLP”) $584 million).
Undrawn
capital
(“Total
Dry
Powder”)
was
$92.8
billion,
despite
$49.0
billion
of
capital
deployed
over
the
LTM.
•
80%
of
Total
Dry
Powder
was
raised
since
the
beginning
of
2015.
Performance
Revenue
Eligible
AUM
reached
$291.0
billion
at
quarter
end,
up
7%
year-over-year,
despite
significant
realizations
in
the
Real
Estate,
Private
Equity,
and
Credit
segments.
$17.3
$2.5
$12.5
$14.6
$46.8
Hedge Fund
Solutions
Private Equity
Real Estate
Credit
$34.7
$31.9
$3.4
$22.8

Blackstone

At
March
31,
2018,
Blackstone
had
$4.5
billion
in
total
cash,
cash
equivalents,
and
corporate
treasury
investments
and
$10.1
billion
of
cash
and
net
investments,
or
$8. 40
per
unit.
Blackstone
has
no
net
debt,
a
$1.5
billion
undrawn
credit
revolver
and
maintains
A+/A+
ratings.
Deconsolidated Balance Sheet Highlights
Balance Sheet Highlights are preliminary, and exclude the consolidated Blackstone Funds. GP/Fund Investments include Blackstone investments in Private Equity, Real Estate, Hedge Fund Solutions,
and Credit, which were $647 million, $892 million, $114 million, and $368 million, respectively, as of March 31, 2018. Cash and Net Investments per unit amounts are calculated using period end DE
Units Outstanding (see page 34, Unit Rollforward).
A+/A+
Rated by S&P and Fitch
$1.5 billion
Undrawn Credit Revolver
with August 2021 Maturity
$4.5 billion
Total Cash and
Corporate Treasury
Cash and Net Investments
(Per Unit)
(Dollars in Millions)
1Q’18
Cash and Cash Equivalents
$
1,747
Corporate Treasury
Investments
2,749
GP/Fund Investments
2,022
Net Accrued Performance
Revenues
3,605
Cash
and Net Investments
$
10,123
Outstanding
Bonds (at par)
$
3,607
$7.39
$8.53
$8.40
1Q'16
1Q'17
1Q'18

Blackstone

$2,120
$1,989
$1,972
$1,000
$1,073
$1,348
$3,205
$3,304
$3,605
1Q'16
1Q'17
1Q'18
$754
$1,070
$1,189
$889
$521
$396
$1,780
$1,704
$1,838
1Q'16 LTM
1Q'17 LTM
1Q'18 LTM
Performance Revenues
Net Realized Performance Revenues
(Dollars in Millions)
Net Accrued Performance Revenues
(Dollars in Millions)
Private Equity
Real Estate
Credit
Hedge Fund Solutions
$3.6
billion
Net Accrued Performance
Revenues at 1Q’18
$2.99
per unit
Net Accrued Performance
Revenues at 1Q’18
Net Accrued Performance Revenues per unit is calculated using period end DE Units Outstanding (see page 34, Unit Rollforward).
Net
Accrued
Performance
Revenues
were
$3.6
billion
($2.99/unit),
increasing
9%
year-over-year
with
strong
appreciation
generating
$2.1
billion
of
additional
Net
Accrued
Performance
Revenues
that
offset
$1.8
billion
of
Net
Realized
Performance
Revenues.

Appendix

Blackstone

Total Segments
See page 2 for information regarding the adoption of new GAAP guidance on revenue recognition.
(Dollars in Thousands)
1Q'17
2Q'17
3Q'17
4Q'17
1Q'18
1Q'17 LTM
1Q'18 LTM
Revenues
Management and Advisory Fees, Net
Base Management Fees
642,958
$
671,368
$
669,902
$
696,163
$
707,156
$
2,454,034
$
2,744,589
$
Transaction, Advisory and Other Fees, Net
40,222
38,892
32,295
45,407
37,066
138,481
153,660
Management Fee Offsets
(33,599)
(13,424)
(10,215)
(9,178)
(8,178)
(93,142)
(40,995)
Total Management and Advisory Fees, Net
649,581
696,836
691,982
732,392
736,044
2,499,373
2,857,254
Performance Revenues
Realized Incentive Fees
46,511
40,303
35,513
122,057
12,566
169,545
210,439
Realized Performance Allocations
1,111,948
603,096
434,994
1,422,830
269,642
2,376,571
2,730,562
Unrealized Performance Allocations
(124,078)
95,707
407,425
(484,486)
628,339
349,987
646,985
Total Performance Revenues
1,034,381
739,106
877,932
1,060,401
910,547
2,896,103
3,587,986
Principal Investment Income (Loss)
Realized
202,894
100,887
60,188
72,225
28,693
412,864
261,993
Unrealized
(98,935)
(33,167)
17,384
(16,488)
13,978
(61,965)
(18,293)
Total Principal Investment Income
103,959
67,720
77,572
55,737
42,671
350,899
243,700
Interest Income and Dividend Revenue
28,496
33,703
37,885
42,836
36,385
101,749
150,809
Other
(8,287)
(62,469)
(34,144)
(35,151)
(60,894)
52,673
(192,658)
Total Revenues
1,808,130
1,474,896
1,651,227
1,856,215
1,664,753
5,900,797
6,647,091
Expenses
Compensation
289,027
305,257
302,798
306,034
336,327
1,084,840
1,250,416
Performance Compensation
Realized Incentive Fees
22,465
21,032
18,332
43,450
6,662
77,601
89,476
Realized Performance Allocations
366,478
195,738
162,505
557,244
112,062
772,766
1,027,549
Unrealized Performance Allocations
7,533
86,910
175,534
(166,183)
254,435
306,860
350,696
Total Compensation and Benefits
685,503
608,937
659,169
740,545
709,486
2,242,067
2,718,137
Interest Expense
39,450
40,294
40,749
72,345
38,238
150,975
191,626
Other Operating Expenses
96,462
105,838
106,617
115,949
107,092
428,204
435,496
Total Expenses
821,415
755,069
806,535
928,839
854,816
2,821,246
3,345,259
Economic Income
986,715
$
719,827
$
844,692
$
927,376
$
809,937
$
3,079,551
$
3,301,832
$
Economic Net Income
967,910
$
695,659
$
822,140
$
891,370
$
791,709
$
2,985,277
$
3,200,878
$
Fee Related Earnings
290,742
$
311,183
$
306,708
$
327,586
$
332,873
$
1,065,763
$
1,278,350
$
Distributable Earnings
1,230,138
$
781,365
$
625,566
$
1,239,146
$
502,055
$
2,957,498
$
3,148,132
$
Total Assets Under Management
368,196,917
$
371,056,281
$
387,449,746
$
434,128,243
$
449,613,826
$
368,196,917
$
449,613,826
$
Fee-Earning Assets Under Management
280,215,551
$
281,934,511
$
285,698,425
$
335,343,998
$
344,650,797
$
280,215,551
$
344,650,797
$
Weighted Average Fee-Earning AUM
279,582,971
$
281,966,547
$
284,114,581
$
311,353,064
$
344,482,808
$
271,944,095
$
317,684,345
$
LP Capital Invested
9,709,930
$
7,799,624
$
10,043,022
$
18,663,837
$
9,323,329
$
25,616,109
$
45,829,812
$
Total Capital Invested
11,840,913
$
8,382,583
$
10,925,170
$
19,529,797
$
10,119,519
$
28,422,948
$
48,957,069
$

Blackstone

(Dollars in Thousands)
1Q'17
2Q'17
3Q'17
4Q'17
1Q'18
1Q'17 LTM
1Q'18 LTM
Revenues
Management and Advisory Fees, Net
Base Management Fees
176,706
$
177,684
$
182,764
$
187,664
$
182,961
$
601,651
$
731,073
$
Transaction, Advisory and Other Fees, Net
16,176

17,289

8,748

15,411

11,094

46,539

52,542

Management Fee Offsets
(12,190)

(3,753)

(1,088)

(976)

(3,193)

(40,152)

(9,010)

Total Management and Advisory Fees, Net
180,692

191,220

190,424

202,099

190,862

608,038

774,605

Performance Revenues
Realized Performance Allocations
582,681

198,168

101,918

274,421

77,123

797,667

651,630

Unrealized Performance Allocations
(184,478)

9

80,326

90,929

397,316

167,338

568,580

Total Performance Revenues
398,203

198,177

182,244

365,350

474,439

965,005

1,220,210

Principal Investment Income (Loss)
Realized
81,294

41,168

7,077

25,298

6,338

170,028

79,881

Unrealized
(40,522)

(25,892)

17,300

(2,303)

17,368

(60,555)

6,473

Total Principal Investment Income
40,772

15,276

24,377

22,995

23,706

109,473

86,354

Interest Income and Dividend Revenue
6,661

7,922

9,046

9,209

8,543

25,766

34,720

Other
(1,800)

(16,124)

(8,346)

(9,392)

(16,408)

20,245

(50,270)

Total Revenues
624,528

396,471

397,745

590,261

681,142

1,728,527

2,065,619

Expenses
Compensation
83,603

90,676

96,166

92,229

99,729

313,297

378,800

Performance Compensation
Realized Performance Allocations
181,633

63,060

48,019

111,832

33,045

277,088

255,956

Unrealized Performance Allocations
(39,356)

22,219

45,484

42,748

178,802

115,285

289,253

Total Compensation and Benefits
225,880

175,955

189,669

246,809

311,576

705,670

924,009

Interest Expense
10,427

10,728

10,804

19,170

10,133

47,440

50,835

Other Operating Expenses
27,761

28,592

32,166

32,478

31,151

126,466

124,387

Total Expenses
264,068

215,275

232,639

298,457

352,860

879,576

1,099,231

Economic Income
360,460
$
181,196
$
165,106
$
291,804
$
328,282
$
848,951
$
966,388
$
Total Assets Under Management
99,707,057
$
100,019,716
$
102,453,979
$
105,560,576
$
111,414,214
$
99,707,057
$
111,414,214
$
Fee-Earning Assets Under Management
68,227,286
$
68,029,670
$
67,538,062
$
70,140,883
$
72,398,415
$
68,227,286
$
72,398,415
$
Weighted Average Fee-Earning AUM
68,613,668
$
68,194,287
$
67,606,365
$
68,815,882
$
71,881,372
$
68,415,122
$
68,184,390
$
LP Capital Invested
4,736,388
$
3,846,841
$
3,725,919
$
4,614,237
$
3,301,949
$
10,314,297
$
15,488,946
$
Total Capital Invested
6,748,859
$
4,221,479
$
4,279,062
$
4,929,609
$
3,955,198
$
12,685,979
$
17,385,348
$
Private Equity

Blackstone

(Dollars in Thousands)
1Q'17
2Q'17
3Q'17
4Q'17
1Q'18
1Q'17 LTM
1Q'18 LTM
Revenues
Management Fees, Net
Base Management Fees
197,879
$
227,865
$
224,048
$
222,399
$
226,526
$
793,133
$
900,838
$
Transaction and Other Fees, Net
21,279

16,087

20,616

24,799

23,088

80,809

84,590

Management Fee Offsets
(3,550)

(5,018)

(4,232)

(3,134)

(1,668)

(7,277)

(14,052)

Total Management Fees, Net
215,608

238,934

240,432

244,064

247,946

866,665

971,376

Performance Revenues
Realized Incentive Fees
2,882

4,878

3,778

20,094

4,375

28,316

33,125

Realized Performance Allocations
519,873

389,441

307,932

971,996

151,309

1,522,852

1,820,678

Unrealized Performance Allocations
(8,046)

89,688

273,731

(498,562)

226,442

(117,754)

91,299

Total Performance Revenues
514,709

484,007

585,441

493,528

382,126

1,433,414

1,945,102

Principal Investment Income (Loss)
Realized
119,579

57,599

44,449

34,276

14,690

229,316

151,014

Unrealized
(83,853)

(20,519)

(8,319)

(9,529)

2,687

(82,835)

(35,680)

Total Principal Investment Income
35,726

37,080

36,130

24,747

17,377

146,481

115,334

Interest Income and Dividend Revenue
12,094

14,493

15,461

16,036

15,128

41,016

61,118

Other
(3,150)

(22,965)

(13,108)

(12,202)

(21,497)

15,282

(69,772)

Total Revenues
774,987

751,549

864,356

766,173

641,080

2,502,858

3,023,158

Expenses
Compensation
102,702

110,266

105,753

108,490

112,824

387,476

437,333

Performance Compensation
Realized Incentive Fees
1,333

2,711

1,967

10,203

2,210

11,223

17,091

Realized Performance Allocations
179,956

124,512

104,112

364,410

54,183

469,564

647,217

Unrealized Performance Allocations
17,792

64,254

105,640

(172,254)

79,170

47,581

76,810

Total Compensation and Benefits
301,783

301,743

317,472

310,849

248,387

915,844

1,178,451

Interest Expense
14,635

14,787

15,028

26,891

14,149

52,194

70,855

Other Operating Expenses
30,864

33,379

33,256

38,543

29,417

136,621

134,595

Total Expenses
347,282

349,909

365,756

376,283

291,953

1,104,659

1,383,901

Economic Income
427,705
$
401,640
$
498,600
$
389,890
$
349,127
$
1,398,199
$
1,639,257
$
Total Assets Under Management
102,070,930
$
104,034,287
$
111,298,844
$
115,340,363
$
119,575,884
$
102,070,930
$
119,575,884
$
Fee-Earning Assets Under Management
71,904,741
$
73,710,243
$
75,081,521
$
83,984,824
$
87,284,578
$
71,904,741
$
87,284,578
$
Weighted Average Fee-Earning AUM
72,268,792
$
73,320,319
$
74,340,895
$
77,626,395
$
86,670,284
$
68,760,233
$
77,570,231
$
LP Capital Invested
2,590,419
$
2,371,918
$
3,778,790
$
10,845,388
$
4,254,201
$
9,812,984
$
21,250,297
$
Total Capital Invested
2,651,965
$
2,379,922
$
3,841,972
$
11,008,356
$
4,342,936
$
10,007,762
$
21,573,186
$
Real Estate

Blackstone

Hedge Fund Solutions
(Dollars in Thousands)
1Q'17
2Q'17
3Q'17
4Q'17
1Q'18
1Q'17 LTM
1Q'18 LTM
Revenues
Management Fees, Net
Base Management Fees
128,468
$
128,698
$
129,410
$
129,472
$
129,228
$
520,046
$
516,808
$
Transaction and Other Fees, Net
259
1,696
48
977
345
777
3,066
Management Fee Offsets
-
-
(28)
(65)
-
-
(93)
Total Management Fees, Net
128,727
130,394
129,430
130,384
129,573
520,823
519,781
Performance Revenues
Realized Incentive Fees
14,087
6,548
12,186
74,031
8,171
42,670
100,936
Realized Performance Allocations
597
447
2,031
44,416
2,006
11,507
48,900
Unrealized Performance Allocations
18,815
14,849
10,327
(35,647)
5,061
21,447
(5,410)
Total Performance Revenues
33,499
21,844
24,544
82,800
15,238
75,624
144,426
Principal Investment Income (Loss)
Realized
(632)
225
1,316
8,165
640
(3,111)
10,346
Unrealized
18,293
11,578
12,723
(1,582)
440
46,046
23,159
Total Principal Investment Income
17,661
11,803
14,039
6,583
1,080
42,935
33,505
Interest Income and Dividend Revenue
3,997
4,674
5,316
7,538
4,812
14,786
22,340
Other
(1,610)
(10,720)
(5,859)
(6,191)
(10,288)
7,935
(33,058)
Total Revenues
182,274
157,995
167,470
221,114
140,415
662,103
686,994
Expenses
Compensation
47,604
47,361
44,347
37,470
50,300
178,755
179,478
Performance Compensation
Realized Incentive Fees
7,014
4,097
5,862
20,159
4,034
19,794
34,152
Realized Performance Allocations
303
265
1,022
14,626
2,415
5,057
18,328
Unrealized Performance Allocations
6,422
5,968
3,541
(12,814)
2,186
7,381
(1,119)
Total Compensation and Benefits
61,343
57,691
54,772
59,441
58,935
210,987
230,839
Interest Expense
6,543
6,688
6,763
11,624
6,271
25,020
31,346
Other Operating Expenses
16,379
16,318
17,958
17,610
18,785
74,142
70,671
Total Expenses
84,265
80,697
79,493
88,675
83,991
310,149
332,856
Economic Income
98,009
$
77,298
$
87,977
$
132,439
$
56,424
$
351,954
$
354,138
$
Total Assets Under Management
73,303,381
$
72,476,444
$
74,219,563
$
75,090,834
$
78,657,551
$
73,303,381
$
78,657,551
$
Fee-Earning Assets Under Management
68,812,528
$
67,824,464
$
69,037,961
$
69,914,061
$
73,570,498
$
68,812,528
$
73,570,498
$
Weighted Average Fee-Earning AUM
68,406,531
$
69,301,130
$
68,957,501
$
71,101,632
$
74,251,757
$
67,206,240
$
71,250,841
$
LP Capital Invested
121,857
$
89,985
$
360,748
$
328,640
$
755,818
$
559,648
$
1,535,191
$
Total Capital Invested
121,888
$
93,191
$
363,420
$
383,070
$
785,874
$
566,538
$
1,625,555
$

Blackstone

Credit
(Dollars in Thousands)
1Q'17
2Q'17
3Q'17
4Q'17
1Q'18
1Q'17 LTM
1Q'18 LTM
Revenues
Management Fees, Net
Base Management Fees
139,905
$
137,121
$
133,680
$
156,628
$
168,441
$
539,204
$
595,870
$
Transaction and Other Fees, Net
2,508

3,820

2,883

4,220

2,539

10,356

13,462

Management Fee Offsets
(17,859)

(4,653)

(4,867)

(5,003)

(3,317)

(45,713)

(17,840)

Total Management Fees, Net
124,554

136,288

131,696

155,845

167,663

503,847

591,492

Performance Revenues
Realized Incentive Fees
29,542

28,877

19,549

27,932

20

98,559

76,378

Realized Performance Allocations
8,797

15,040

23,113

131,997

39,204

44,545

209,354

Unrealized Performance Allocations
49,631

(8,839)

43,041

(41,206)

(480)

278,956

(7,484)

Total Performance Revenues
87,970

35,078

85,703

118,723

38,744

422,060

278,248

Principal Investment Income (Loss)
Realized
2,653

1,895

7,346

4,486

7,025

16,631

20,752

Unrealized
7,147

1,666

(4,320)

(3,074)

(6,517)

35,379

(12,245)

Total Principal Investment Income
9,800

3,561

3,026

1,412

508

52,010

8,507

Interest Income and Dividend Revenue
5,744

6,614

8,062

10,053

7,902

20,181

32,631

Other
(1,727)

(12,660)

(6,831)

(7,366)

(12,701)

9,211

(39,558)

Total Revenues
226,341

168,881

221,656

278,667

202,116

1,007,309

871,320

Expenses
Compensation
55,118

56,954

56,532

67,845

73,474

205,312

254,805

Performance Compensation
Realized Incentive Fees
14,118

14,224

10,503

13,088

418

46,584

38,233

Realized Performance Allocations
4,586

7,901

9,352

66,376

22,419

21,057

106,048

Unrealized Performance Allocations
22,675

(5,531)

20,869

(23,863)

(5,723)

136,613

(14,248)

Total Compensation and Benefits
96,497

73,548

97,256

123,446

90,588

409,566

384,838

Interest Expense
7,845

8,091

8,154

14,660

7,685

26,321

38,590

Other Operating Expenses
21,458

27,549

23,237

27,318

27,739

90,975

105,843

Total Expenses
125,800

109,188

128,647

165,424

126,012

526,862

529,271

Economic Income
100,541
$
59,693
$
93,009
$
113,243
$
76,104
$
480,447
$
342,049
$
Total Assets Under Management
93,115,549
$
94,525,834
$
99,477,360
$
138,136,470
$
139,966,177
$
93,115,549
$
139,966,177
$
Fee-Earning Assets Under Management
71,270,996
$
72,370,134
$
74,040,881
$
111,304,230
$
111,397,306
$
71,270,996
$
111,397,306
$
Weighted Average Fee-Earning AUM
70,293,980
$
71,150,811
$
73,209,820
$
93,809,155
$
111,679,395
$
67,562,500
$
100,678,883
$
LP Capital Invested
2,261,266
$
1,490,880
$
2,177,565
$
2,875,572
$
1,011,361
$
4,929,180
$
7,555,378
$
Total Capital Invested
2,318,201
$
1,687,991
$
2,440,716
$
3,208,762
$
1,035,511
$
5,162,669
$
8,372,980
$

Blackstone

Unitholder Distribution
A
detailed
description
of
Blackstone’s
distribution
policy
and
the
definition
of
Distributable
Earnings
can
be
found
on
page
35,
Definitions
and
Distribution
Policy.
DE
before
Certain
Payables
represents
Distributable
Earnings before the deduction for the Payable Under Tax Receivable Agreement and tax expense (benefit) of wholly owned subsidiaries. Per Unit calculations are based on end of period Total Common Units Outstanding
(page 34, Unit Rollforward); actual distributions are paid to unitholders as of the applicable record date. Retained capital is withheld pro-rata from common and Blackstone Holdings Partnership unitholders. Common unitholders’
share was $41 million for 1Q’18 and $254 million for 1Q’18 LTM.
Generated
$0.41
of
Distributable
Earnings
per
common
unit
during
the
quarter,
bringing
the
LTM
amount
to
$2.56
per
common
unit.
Blackstone
declared
a
quarterly
distribution
of
$0.35
per
common
unit
to
record
holders
as
of
April
30,
2018;
payable
on
May
7,
2018.
% Change
% Change
(Dollars in Thousands, Except per Unit Data)
1Q'17
2Q'17
3Q'17
4Q'17
1Q'18
vs. 1Q'17
1Q'17 LTM
1Q'18 LTM
vs. 1Q'17 LTM
Distributable Earnings
1,230,138
$
781,365
$
625,566
$
1,239,146
$
502,055
$
(59)%
2,957,498
$
3,148,132
$
6%
Add: Other Payables Attributable
   to Common Unitholders
6,632

29,808

9,448

52,216

7,028

6%
88,950

98,500

11%
DE before Certain Payables
1,236,770

811,173

635,014

1,291,362

509,083

(59)%
3,046,448

3,246,632

7%
Percent to Common Unitholders
55%

56%

56%

56%

56%

55%

56%

DE before Certain Payables Attributable
   to Common Unitholders
683,473

451,302

353,193

720,124

285,633

(58)%
1,671,908

1,810,252

8%
Less: Other Payables Attributable
   to Common Unitholders
(6,632)

(29,808)

(9,448)

(52,216)

(7,028)

6%
(88,950)

(98,500)

11%
DE Attributable to Common Unitholders
676,841

421,494

343,745

667,908

278,605

(59)%
1,582,958

1,711,752

8%
DE per Common Unit
1.02
$
0.63
$
0.52
$
1.00
$
0.41
$
(60)%
2.42
$
2.56
$
6%
Less: Retained Capital per Common Unit
(0.15)
$
(0.09)
$
(0.08)
$
(0.15)
$
(0.06)
$
(60)%
(0.31)
$
(0.38)
$
23%
Actual Distribution per Common Unit
0.87
$
0.54
$
0.44
$
0.85
$
0.35
$
(60)%
2.11
$
2.18
$
3%
Record Date
Apr 30, 2018
Payable Date
May 7, 2018

Blackstone

1Q’18 Total AUM Rollforward
(Dollars in Millions)
1Q’18 LTM Total AUM Rollforward
(Dollars in Millions)
Inflows include contributions, capital raised, other increases in available capital, purchases, multi-asset product allocations to other strategies and acquisitions. Outflows represent redemptions, client withdrawals and other decreases in available capital. Realizations represent realizations from the disposition of assets. Market Activity represents gains (losses)
on
portfolio
investments
and
impact
of
foreign
exchange
rate
fluctuations.
In
the
Real
Estate
segment,
carrying
value
for
core+
funds
excludes
BREIT.
Total Assets Under Management
Private
Equity
Real
Estate
Hedge
Fund
Solutions
Credit
Inflows:
Second Asian opportunistic fund ($1.2 billion); BPP Europe and co-invest ($691 million); BREIT ($623 million); BPP U.S.
($460
million); BREDS ($362
million).
Realizations: BREP opportunistic funds and co-invest ($1.9 billion); BREDS ($478 million); core+ funds ($256 million).
Market
Activity:
Carrying
value
increases
of
3.5%
and
3.4%
within
the
opportunistic
and
core+
funds,
respectively.
Inflows: Customized solutions ($1.8  billion); individual investor and specialized solutions ($1.7  billion); commingled products ($430 million).
Outflows and Realizations:
Individual
investor
and
specialized
solutions
($851
million);
customized
solutions
($298
million);
commingled
products ($33 million).
Market
Activity:
BAAM’s
Principal
Solutions
Composite
up
1.3%
gross
(1.1%
net)
during
the
quarter.
Inflows:
Distressed strategies ($2.0
billion); long only and MLP ($2.0 billion); two new CLOs ($1.6 billion); Blackstone Insurance Solutions
($1.2 billion).
Outflows and Realizations: Distressed strategies ($1.7 billion); long only and MLP ($1.4 billion); capital returned to investors for CLOs outside
investment
periods
($559
million);
mezzanine
funds
($381
million).
Inflows: Tactical
Opportunities
($1.9
billion);
Strategic
Partners
($786
million);
multi-asset
products
($460
million);
Corporate
Private
Equity
($398 million).
Realizations: Strategic Partners ($466 million); Corporate Private Equity ($354 million); Tactical Opportunities ($221 million).
Market
Activity:
Carrying
value
increase
of
6.4%
within
Corporate
Private
Equity.
Private
Real
Hedge Fund
Equity
Estate
Solutions
4Q'17
105,561
$
115,340
$
75,091
$
138,136
$
434,128
$
Inflows
3,534

3,623

3,941

7,081

18,179

Outflows
(379)

(148)

(1,127)

(1,960)

(3,614)

Realizations
(1,042)

(2,667)

(56)

(2,492)

(6,257)

Net Inflows
2,114

808

2,758

2,629

8,309

Market Activity
3,740

3,428

809

(799)

7,177

1Q'18
111,414
$
119,576
$
78,658
$
139,966
$
449,614
$
QoQ Increase
6%
4%
5%
1%
4%
Credit
Total
Private
Real
Hedge Fund
Equity
Estate
Solutions
1Q'17
99,707
$
102,071
$
73,303
$
93,116
$
368,197
$
Inflows
13,542

24,138

12,406

62,092

112,178

Outflows
(1,386)

(1,338)

(9,286)

(6,038)

(18,049)

Realizations
(10,635)

(20,510)

(1,963)

(11,718)

(44,826)

Net Inflows
1,520

2,290

1,157

44,336

49,304

Market Activity
10,187

15,215

4,197

2,514

32,113

1Q'18
111,414
$
119,576
$
78,658
$
139,966
$
449,614
$
YoY Increase
12%
17%
7%
50%
22%
Credit
Total

1Q’18 Fee-Earning AUM Rollforward
(Dollars in Millions)
1Q’18 LTM Fee-Earning AUM Rollforward
(Dollars in Millions)
Private
Equity
Real
Estate
Hedge
Fund
Solutions
Credit
Inflows:
BREP
opportunistic
funds
and
co-invest
($1.4
billion);
BPP
Europe
and
co-invest
($811
million);
BREIT
($623
million);
BREDS
($400
million); BPP U.S. ($242 million).
Realizations: BREP opportunistic funds and co-invest ($779 million); BREDS ($486 million); core+ funds ($222 million).
Inflows:
Customized
solutions
($1.8
billion);
individual
investor
and
specialized
solutions
($1.5
billion);
commingled
products
($424
million).
Outflows
and
Realizations:
Individual
investor
and
specialized
solutions
($697
million);
customized
solutions
($231
million);
commingled
products ($30 million).
Inflows: Long only and MLP ($1.8 billion); two new CLOs ($1.6 billion); Blackstone Insurance Solutions ($1.2 billion); distressed strategies
($610 million); mezzanine funds ($336 million).
Outflows and Realizations: Long only and MLP ($1.3 billion); distressed strategies ($1.0 billion); capital returned to investors for CLOs outside investment periods ($559 million); mezzanine funds ($227 million).
Inflows:
Tactical
Opportunities
($1.7
billion);
multi-asset
product
($1.0
billion);
Strategic
Partners
($435
million);
Corporate
Private
Equity
($230 million).
Realizations: Strategic Partners ($471 million); Tactical Opportunities ($177  million); Corporate Private Equity ($89 million).
Fee-Earning Assets Under Management
Inflows include contributions, capital raised, other increases in available capital, purchases, multi-asset product allocations to other strategies and acquisitions. Outflows represent redemptions, client withdrawals and other decreases in available capital. Realizations represent realizations from the disposition of assets. Market Activity represents gains (losses) on portfolio investments and impact of foreign exchange rate fluctuations.
Private
Real
Hedge Fund
Equity
Estate
Solutions
4Q'17
70,141
$
83,985
$
69,914
$
111,304
$
335,344
$
Inflows
3,404

3,550

3,816

5,552

16,323

Outflows
(469)

(211)

(902)

(2,045)

(3,627)

Realizations
(736)

(1,494)

(56)

(1,995)

(4,281)

Net Inflows
2,199

1,845

2,858

1,513

8,415

Market Activity
59

1,454

798

(1,420)

891

1Q'18
72,398
$
87,285
$
73,570
$
111,397
$
344,651
$
QoQ Increase
3%
4%
5%
0%
3%
Credit
Total
Private
Real
Hedge Fund
Equity
Estate
Solutions
1Q'17
68,227
$
71,905
$
68,813
$
71,271
$
280,216
$
Inflows
10,552

24,981

10,936

55,206

101,674

Outflows
(1,661)

(2,887)

(8,410)

(5,598)

(18,557)

Realizations
(5,132)

(10,566)

(1,791)

(9,594)

(27,083)

Net Inflows
3,759

11,527

735

40,013

56,034

Market Activity
412

3,853

4,023

113

8,401

1Q'18
72,398
$
87,285
$
73,570
$
111,397
$
344,651
$
YoY Increase
6%
21%
7%
56%
23%
Credit
Total
Blackstone

Blackstone

Net Accrued Performance Revenues
Net Accrued Performance Revenues are presented net of performance compensation and do not include clawback amounts, if any, which are disclosed in the 10-K/Q. Net Realized Performance
Revenues are included in DE. Net Realized Performance Revenues  above represent Performance Revenues realized, but not yet distributed as of the reporting date and included in the Net Accrued
Performance Revenues balance. When these fees are received, the receivable is reduced without further impacting DE. Per Unit calculations are based on end of period DE Units Outstanding (see page
34 Unit Rollforward).
$3.6
billion
Net Accrued Performance Revenues at 1Q’18
$2.99
per unit
Net Accrued Performance Revenues at 1Q’18
$537 million
Increase to Receivable from Net Performance
Revenues in 1Q’18
$280 million
Decrease to Receivable from Net Realized
Distributions in 1Q’18
Net Accrued Performance Revenues
(Dollars in Millions, Except per Unit Data)
4Q'17
1Q'18
1Q'18 Per Unit
QoQ Change
Private Equity
BCP IV
87
$
70
$
0.06
$
(17)
$
BCP V
73

70

0.06

(3)

BCP VI
668

783

0.65

115

BCP VII
16

59

0.05

43

BEP I
95

91

0.08

(4)

BEP II
5

34

0.03

29

Tactical Opportunities
104

138

0.11

34

Strategic Partners
66

81

0.07

15

BTAS
13

19

0.02

6

Other
3

3

-

-

Total Private Equity
1,130
$
1,348
$
1.12
$
218
$
Real Estate
BREP IV
9

10

0.01

1

BREP V
203

205

0.17

2

BREP VI
190

184

0.15

(6)

BREP VII
587

606

0.50

19

BREP VIII
255

288

0.24

33

BREP Europe III
67

61

0.05

(6)

BREP Europe IV
207

220

0.18

13

BREP Europe V
25

41

0.03

16

BREP Asia I
102

112

0.09

10

BPP
134

174

0.14

40

BREIT
10

14

0.01

4

BREDS
35

32

0.03

(3)

BTAS
16

25

0.02

9

Total Real Estate
1,840
$
1,972
$
1.62
$
132
$
Total Hedge Fund Solutions
89
$
19
$
0.02
$
(70)
$
Total Credit
289
$
266
$
0.22
$
(23)
$
Net Accrued Performance Revenue
3,348
$
3,605
$
2.99
$
257
$
Memo: Net Realized Performance Revenues
222
$
50
$
0.04
$
(172)
$

Blackstone

Investment
Records
as
of
March
31,
2018
(a)
Continued...
(Dollars in Thousands, Except Where Noted)
Committed
Available
Unrealized Investments
Realized Investments
Total Investments
Net IRRs (d)
Fund (Investment Period Beginning Date / Ending Date)
Capital
Capital (b)
Value
MOIC (c)
% Public
Value
MOIC (c)
Value
MOIC (c)
Realized
Total
Private Equity
BCP I (Oct 1987 / Oct 1993)
859,081
$
-
$
-
$
n/a
-
1,741,738
$
2.6x
1,741,738
$
2.6x
19%
19%
BCP II (Oct 1993 / Aug 1997)
1,361,100
-
-
n/a
-
3,256,819
2.5x
3,256,819
2.5x
32%
32%
BCP III (Aug 1997 / Nov 2002)
3,967,422
-
-
n/a
-
9,184,688
2.3x
9,184,688
2.3x
14%
14%
BCOM (Jun 2000 / Jun 2006)
2,137,330
24,575
17,393
1.4x
-
2,953,649
1.4x
2,971,042
1.4x
7%
6%
BCP IV (Nov 2002 / Dec 2005)
6,773,182
209,294
702,682
0.7x
48%
20,677,725
3.2x
21,380,407
2.8x
42%
36%
BCP V (Dec 2005 / Jan 2011)
21,026,008
1,056,606
2,256,174
1.1x
42%
35,892,518
2.0x
38,148,692
1.9x
9%
8%
BCP VI (Jan 2011 / May 2016)
15,190,284
1,807,564
16,676,954
1.7x
31%
8,567,871
2.0x
25,244,825
1.8x
22%
14%
BEP I (Aug 2011 / Feb 2015)
2,437,617
159,896
2,513,248
1.5x
31%
1,384,179
2.0x
3,897,427
1.6x
29%
12%
BEP II (Feb 2015 / Feb 2021) (e)
4,868,538
1,831,339
2,621,584
1.3x
-
55,898
2.5x
2,677,482
1.3x
n/m
13%
BCP VII (May 2016 / May 2022)
18,551,468
12,824,126
5,233,973
1.3x
-
282,579
1.1x
5,516,552
1.3x
n/m
15%
BCP Asia (Dec 2017 /Dec 2023) (f)
1,797,100
1,627,752
103
n/m
-
-
n/a
103
n/m
n/a
n/m
Total Corporate Private Equity
78,969,130
$
19,541,152
$
30,022,111
$
1.4x
24%
83,997,664
$
2.2x
114,019,775
$
1.9x
17%
15%
Tactical Opportunities
17,551,322
7,729,918
10,003,228
1.2x
-
4,653,915
1.7x
14,657,143
1.4x
23%
12%
Tactical Opportunities Co-Investment and Other
5,257,448
1,449,306
3,823,716
1.2x
-
1,130,175
1.6x
4,953,891
1.2x
n/a
15%
Strategic Partners I-V and Co-Investment (g)
11,862,592
1,743,623
2,154,396
n/m
-
15,360,143
n/m
17,514,539
1.5x
n/a
13%
Strategic Partners VI LBO, RE and SMA (g)
7,402,171
2,345,359
3,362,791
n/m
-
2,540,056
n/m
5,902,847
1.4x
n/a
21%
Strategic Partners VII (g)
7,669,970
2,685,945
4,204,924
n/m
-
281,924
n/m
4,486,848
1.3x
n/a
63%
Strategic Partners RA II (g)
1,806,807
1,465,246
251,324
n/m
-
5,582
n/m
256,906
1.2x
n/a
n/m
BCEP (Jan 2017 / Jan 2021) (h)
4,755,133
3,376,278
1,451,222
1.1x
-
-
n/a
1,451,222
1.1x
n/a
4%
Other Funds and Co-Investment (i)
1,129,258
513
66,087
0.9x
-
639,492
0.9x
705,579
0.9x
n/m
n/m
Real Estate
Pre-BREP
140,714
$
-
$
-
$
n/a
-
345,190
$
2.5x
345,190
$
2.5x
33%
33%
BREP I (Sep 1994 / Oct 1996)
380,708
-
-
n/a
-
1,327,708
2.8x
1,327,708
2.8x
40%
40%
BREP II (Oct 1996 / Mar 1999)
1,198,339
-
-
n/a
-
2,531,614
2.1x
2,531,614
2.1x
19%
19%
BREP III (Apr 1999 / Apr 2003)
1,522,708
-
-
n/a
-
3,330,406
2.4x
3,330,406
2.4x
21%
21%
BREP IV (Apr 2003 / Dec 2005)
2,198,694
-
356,962
0.4x
39%
4,193,319
2.2x
4,550,281
1.7x
35%
12%
BREP V (Dec 2005 / Feb 2007)
5,539,418
-
1,757,545
2.0x
30%
11,571,333
2.4x
13,328,878
2.3x
13%
11%
BREP VI (Feb 2007 / Aug 2011)
11,060,444
556,442
2,031,419
2.0x
26%
25,400,275
2.6x
27,431,694
2.5x
14%
13%
BREP VII (Aug 2011 / Apr 2015)
13,495,014
2,063,162
12,300,534
1.7x
18%
16,197,932
2.1x
28,498,466
1.9x
29%
18%
BREP VIII (Apr 2015 / Oct 2020)
16,411,403
8,884,917
10,308,128
1.4x
1%
3,700,071
1.5x
14,008,199
1.4x
28%
17%
Total Global BREP
51,947,442
$
11,504,521
$
26,754,588
$
1.5x
13%
68,597,848
$
2.3x
95,352,436
$
2.0x
20%
16%
BREP Int'l (Jan 2001 / Sep 2005)
824,172
€
-
€
-
€
n/a
-
1,369,016
€
2.1x
1,369,016
€
2.1x
23%
23%
BREP Int'l II (Sep 2005 / Jun 2008) (j)
1,629,748
-
178,866
0.7x
24%
2,242,404
2.0x
2,421,270
1.7x
10%
8%
BREP Europe III (Jun 2008 / Sep 2013)
3,205,167
454,762
1,402,919
1.5x
-
4,965,527
2.5x
6,368,446
2.2x
22%
16%
BREP Europe IV (Sep 2013 / Dec 2016)
6,709,008
1,296,578
5,053,183
1.5x
9%
5,855,191
2.0x
10,908,374
1.7x
28%
18%
BREP Europe V (Dec 2016 / Jun 2022)
7,855,508
4,494,806
3,571,217
1.2x
-
12,559
2.5x
3,583,776
1.2x
n/m
20%
Total Euro BREP
20,223,603
€
6,246,146
€
10,206,185
€
1.3x
5%
14,444,697
€
2.1x
24,650,882
€
1.7x
18%
14%
BREP Asia I (Jun 2013 / Dec 2017)
5,095,494
$
1,893,763
$
4,268,941
$
1.4x
-
2,435,863
$
1.8x
6,704,804
$
1.5x
23%
17%
BREP Asia II (Dec 2017 / Jun 2023)
6,911,267
6,755,702
323,200
1.0x
-
-
n/a
323,200
1.0x
n/a
n/a
BREP Co-Investment (k)
6,892,347
146,573
2,311,814
1.8x
55%
11,510,361
2.1x
13,822,175
2.0x
16%
16%
Total BREP
95,605,403
$
28,073,264
$
45,861,628
$
1.5x
12%
101,124,888
$
2.2x
146,986,516
$
1.9x
19%
16%
BPP (l)
23,755,472
$
3,425,136
$
23,531,250
$
1.2x
-
1,947,913
$
n/m
25,479,163
$
1.2x
n/m
12%
BREDS (m)
13,242,063
$
5,244,979
$
3,094,557
$
1.1x
-
8,872,128
$
1.3x
11,966,685
$
1.3x
12%
11%

Blackstone

Investment
Records
as
of
March
31,
2018
(a)
–
Continued
The returns presented herein represent those of the applicable Blackstone Funds and not those of The Blackstone Group L.P.
n/m
Not meaningful.
n/a
Not applicable.
(a)
Preliminary.
(b)
Available Capital represents total investable capital commitments, including side-by-side, adjusted for certain expenses and expired or recallable capital and may include leverage, less invested capital. This amount is not reduced by outstanding commitments to investments.
(c)
Multiple of Invested Capital (“MOIC”) represents carrying value, before management fees, expenses and Carried Interest, divided by invested capital.
(d)
Net
Internal
Rate
of
Return
(“IRR”)
represents
the
annualized
inception
to
March
31,
2018
IRR
on
total
invested
capital
based
on
realized
proceeds
and
unrealized
value, as applicable, after management fees, expenses and Carried Interest.
(e)
Total
Net
IRR
represents
the
compound
annual
rate
of
return
based
on
actual
limited
partner
cash
flows
and
valuations
after
management
fees
(excluding
management fees funded using its revolving credit facility), expenses and the general partner’s allocation of profits. Including  management fees funded using the revolving credit facility, BEP II’s Total Net IRR would have been 13%. BEP II’s Realized Net IRR is not meaningful.
(f)
Includes foreign currency gain or loss on invested undrawn capital, if any.
(g)
Realizations are treated as return of capital until fully recovered and therefore unrealized and realized MOICs are not meaningful.
(h)
BCEP, or Blackstone Core Equity Partners, is a core private equity fund which invests with a more modest risk profile and longer hold period.
(i)
Returns for Other Funds and Co-Investment are not meaningful as these funds have limited transaction activity.
(j)
The 10% Realized Net IRR and 8% Total Net IRR exclude investors that opted out of the Hilton investment opportunity. Overall BREP International II performance reflects a 9% Realized Net IRR and a 6% Total Net IRR.
(k)
BREP Co-Investment represents co-investment capital raised for various BREP investments. The Net IRR reflected is calculated by aggregating each co-investment’s realized proceeds and unrealized value, as applicable, after management fees, expenses and Carried Interest.
(l)
BPP represents the core+ real estate funds which invest with a more modest risk profile and lower leverage. Excludes BREIT.
(m)
Excludes Capital Trust drawdown funds.
(n)
BSCH,
or
Blackstone
Strategic
Capital
Holdings,
is
a
permanent
capital
vehicle
focused
on
acquiring
strategic
minority
positions
in
alternative
asset
managers.
(o)
Funds presented represent the flagship credit drawdown funds only. The Total Credit Net IRR is the combined IRR of the eight credit drawdown funds presented.
(Dollars in Thousands, Except Where Noted)
Committed
Available
Unrealized Investments
Realized Investments
Total Investments
Net IRRs (d)
Fund (Investment Period Beginning Date / Ending Date)
Capital
Capital (b)
Value
MOIC (c)
% Public
Value
MOIC (c)
Value
MOIC (c)
Realized
Total
Hedge Fund Solutions
BSCH (Dec 2013 / Jun 2020) (n)
3,298,575
$
2,351,974
$
950,535
$
1.0x
-
246,864
$
n/a
1,197,399
$
1.3x
n/a
6%
BSCH Co-Investment
276,000
164,903
104,812
0.9x
-
22,953
n/a
127,765
1.1x
n/a
11%
Total Hedge Fund Solutions
3,574,575
$
2,516,877
$
1,055,347
$
1.0x
-
269,817
$
n/a
1,325,164
$
1.3x
n/a
6%
Credit (o)
Mezzanine I (Jul 2007 / Oct 2011)
2,000,000
$
97,114
$
44,779
$
0.8x
-
4,769,092
$
1.6x
4,813,871
$
1.6x
n/a
17%
Mezzanine II (Nov 2011 / Nov 2016)
4,120,000
1,159,450
2,539,622
1.1x
-
3,938,808
1.5x
6,478,430
1.3x
n/a
13%
Mezzanine III (Sep 2016 / Sep 2021)
6,639,133
4,074,443
2,546,836
1.1x
-
548,379
1.5x
3,095,215
1.1x
n/a
13%
Stressed / Distressed Investing I (Sep 2009 / May 2013)
3,253,143
175,000
382,975
0.6x
-
5,541,392
1.5x
5,924,367
1.4x
n/a
11%
Stressed / Distressed Investing II (Jun 2013 / Jun 2018)
5,125,000
704,060
2,979,367
1.1x
-
2,670,978
1.4x
5,650,345
1.2x
n/a
13%
Stressed / Distressed Investing III (Dec 2017/ Dec 2022)
7,331,130
6,876,354
454,546
1.1x
-
10,482
n/a
465,028
1.1x
n/a
n/a
Energy Select Opportunities (Nov 2015 / Nov 2018)
2,856,867
1,382,309
1,583,917
1.2x
-
383,558
1.7x
1,967,475
1.2x
n/a
19%
Euro
European Senior Debt Fund (Feb 2015 / Feb 2019)
1,964,689
€
1,636,988
€
1,712,615
€
1.0x
-
556,585
€
1.6x
2,269,200
€
1.1x
n/a
11%
Total Credit
33,591,683
$
16,482,061
$
12,638,301
$
1.1x
-
18,496,740
$
1.5x
31,135,041
$
1.3x
14%
n/a

Blackstone

Notes on page 28.
Reconciliation
of
GAAP
to
Non-GAAP
Measures
–
Quarters
(Dollars in Thousands)
1Q'16
2Q'16
3Q'16
4Q'16
1Q'17
2Q'17
3Q'17
4Q'17
1Q'18
Net Income Attributable to The Blackstone Group L.P.
160,074
$
198,444
$
310,027
$
370,469
$
451,909
$
337,407
$
377,920
$
304,138
$
367,872
$
Net Income Attributable to Non-Controlling Interests in Blackstone Holdings
131,478
201,648
282,798
344,175
409,046
283,637
340,202
359,438
320,208
Net Income Attributable to Non-Controlling Interests in Consolidated Entities
40,086
64,729
82,653
58,684
138,685
112,944
113,446
132,364
155,499
Net Income Attributable to Redeemable Non-Controlling
Interests in Consolidated Entities
(6,401)
(2,049)
10,764
1,663
2,000
991
3,215
7,600
(1,275)
Net Income
325,237
$
462,772
$
686,242
$
774,991
$
1,001,640
$
734,979
$
834,783
$
803,540
$
842,304
$
Provision for Taxes
9,146
47,415
27,714
48,087
57,437
29,608
59,512
596,590
54,495
Income Before Provision for Taxes
334,383
$
510,187
$
713,956
$
823,078
$
1,059,077
$
764,587
$
894,295
$
1,400,130
$
896,799
$
Transaction-Related Charges (a)
64,136
69,956
60,029
70,816
56,979
57,831
55,714
(347,055)
52,489
Amortization of Intangibles (b)
23,208
23,208
22,054
15,996
11,344
11,344
11,344
14,265
14,873
(Income)
Associated
with
Non-Controlling
Interests
of
Consolidated
Entities (c)
(33,685)
(62,680)
(93,417)
(60,347)
(140,685)
(113,935)
(116,661)
(139,964)
(154,224)
Economic Income
388,042
$
540,671
$
702,622
$
849,543
$
986,715
$
719,827
$
844,692
$
927,376
$
809,937
$
(Taxes) (d)
(16,794)
(21,234)
(20,985)
(33,250)
(18,805)
(24,168)
(22,552)
(36,006)
(18,228)
Economic Net Income
371,248
$
519,437
$
681,637
$
816,293
$
967,910
$
695,659
$
822,140
$
891,370
$
791,709
$
Taxes (d)
16,794
21,234
20,985
33,250
18,805
24,168
22,552
36,006
18,228
Performance Revenues Adjustment (e)
(315,414)
(448,158)
(663,108)
(750,456)
(1,034,381)
(739,106)
(877,932)
(1,060,401)
(910,547)
Principal Investment Income Adjustment (f)
26,650
(59,771)
(87,887)
(99,282)
(103,959)
(67,720)
(77,572)
(55,737)
(42,671)
Other Revenue (g)
6,248
(8,546)
425
(52,839)
8,287
62,469
34,144
35,151
60,894
Net Interest Loss (h)
13,351
13,546
14,184
10,542
10,954
6,591
2,864
29,509
1,853
Performance Compensation and Benefits Adjustment (i)
106,827
179,848
263,224
317,679
396,476
303,680
356,371
434,511
373,159
Equity-Based Compensation -
Non-Performance Compensation Related (j)
20,963
16,852
16,624
19,308
26,650
25,442
24,141
17,177
40,248
Fee Related Earnings
246,667
$
234,442
$
246,084
$
294,495
$
290,742
$
311,183
$
306,708
$
327,586
$
332,873
$
Net Realized Performance Revenues (k)
187,794
251,935
352,008
327,053
772,780
429,177
293,339
948,412
167,384
Realized Principal Investment Income (l)
(10,101)
53,670
60,634
95,666
202,894
100,887
60,188
72,225
28,693
Net Interest (Loss) (h)
(13,351)
(13,546)
(14,184)
(10,542)
(10,954)
(6,591)
(2,864)
(29,509)
(1,853)
Taxes and Related Payables Including Payable Under Tax Receivable Agreement (m)
(16,794)
(31,588)
(51,089)
(67,678)
(25,324)
(53,291)
(31,805)
(79,568)
(25,042)
Distributable Earnings
394,215
$
494,913
$
593,453
$
638,994
$
1,230,138
$
781,365
$
625,566
$
1,239,146
$
502,055
$
Interest Expense (n)
36,497
36,020
36,419
39,086
39,450
40,294
40,749
72,345
38,238
Taxes and Related Payables Including Payable Under Tax Receivable Agreement (m)
16,794
31,588
51,089
67,678
25,324
53,291
31,805
79,568
25,042
Depreciation and Amortization
6,292
6,331
7,338
12,010
6,216
6,392
6,027
6,593
6,251
Adjusted EBITDA
453,798
$
568,852
$
688,299
$
757,768
$
1,301,128
$
881,342
$
704,147
$
1,397,652
$
571,586
$

Blackstone

Notes on page 28.
Reconciliation
of
GAAP
to
Non-GAAP
Measures
–
Years
(Dollars in Thousands)
2013
2014
2015
2016
2017
1Q'17 LTM
1Q'18 LTM
Net Income Attributable to The Blackstone Group L.P.
1,175,346
$
1,588,827
$
713,188
$
1,039,014
$
1,471,374
$
1,330,849
$
1,387,337
$
Net Income Attributable to Non-Controlling Interests in Blackstone Holdings
1,343,874
1,705,001
686,529
960,099
1,392,323
1,237,667
1,303,485
Net Income Attributable to Non-Controlling Interests in Consolidated Entities
198,557
335,070
219,900
246,152
497,439
344,751
514,253
Net Income Attributable to Redeemable Non-Controlling
Interests in Consolidated Entities
183,315
74,794
11,145
3,977
13,806
12,378
10,531
Net Income
2,901,092
$
3,703,692
$
1,630,762
$
2,249,242
$
3,374,942
$
2,925,645
$
3,215,606
$
Provision for Taxes
255,642
291,173
190,398
132,362
743,147
180,653
740,205
Income Before Provision for Taxes
3,156,734
$
3,994,865
$
1,821,160
$
2,381,604
$
4,118,089
$
3,106,298
$
3,955,811
$
Transaction-Related Charges (a)
722,707
856,382
489,563
264,937
(176,531)
257,780
(181,021)
Amortization of Intangibles (b)
106,643
111,254
104,530
84,466
48,297
72,602
51,826
(Income)
Associated
with
Non-Controlling
Interests
of
Consolidated
Entities
(c)
(381,872)
(409,864)
(231,045)
(250,129)
(511,245)
(357,129)
(524,784)
Economic Income
3,604,212
$
4,552,637
$
2,184,208
$
2,480,878
$
3,478,610
$
3,079,551
$
3,301,832
$
(Taxes) (d)
(82,164)
(199,512)
(27,527)
(92,263)
(101,531)
(94,274)
(100,954)
Economic Net Income
3,522,048
$
4,353,125
$
2,156,681
$
2,388,615
$
3,377,079
$
2,985,277
$
3,200,878
$
Taxes (d)
82,164
199,512
27,527
92,263
101,531
94,274
100,954
Performance Revenues Adjustment (e)
(3,573,819)
(4,408,748)
(1,810,253)
(2,177,136)
(3,711,820)
(2,896,103)
(3,587,986)
Principal Investment Income Adjustment (f)
(687,805)
(471,628)
(52,849)
(220,290)
(304,988)
(350,899)
(243,700)
Other Revenue (g)
(10,308)
(9,405)
(8,500)
(54,712)
140,051
(52,673)
192,658
Net Interest Loss (h)
32,968
36,511
44,181
51,623
49,918
49,226
40,817
Performance Compensation and Benefits Adjustment (i)
1,422,455
1,294,235
570,324
867,578
1,491,038
1,157,227
1,467,721
Equity-Based Compensation -
Non-Performance Compensation Related (j)
130,124
45,133
96,901
73,747
93,410
79,434
107,008
Fee Related Earnings
917,827
$
1,038,735
$
1,024,012
$
1,021,688
$
1,236,219
$
1,065,763
$
1,278,350
$
Net Realized Performance Revenues (k)
960,175
1,789,692
2,527,019
1,118,790
2,443,708
1,703,776
1,838,312
Realized Principal Investment Income (l)
170,471
543,425
418,808
199,869
436,194
412,864
261,993
Net Interest (Loss) (h)
(32,968)
(36,511)
(44,181)
(51,623)
(49,918)
(49,226)
(40,817)
Taxes and Related Payables Including Payable Under Tax Receivable Agreement (m)
(156,734)
(280,788)
(90,470)
(167,149)
(189,988)
(175,679)
(189,706)
Distributable Earnings
1,858,771
$
3,054,553
$
3,835,188
$
2,121,575
$
3,876,215
$
2,957,498
$
3,148,132
$
Interest Expense (n)
103,904
112,563
139,842
148,022
192,838
150,975
191,626
Taxes and Related Payables Including Payable Under Tax Receivable Agreement (m)
156,734
280,788
90,470
167,149
189,988
175,679
189,706
Depreciation and Amortization
35,441
32,300
27,213
31,971
25,228
31,895
25,263
Adjusted EBITDA
2,154,850
$
3,480,204
$
4,092,713
$
2,468,717
$
4,284,269
$
3,316,047
$
3,554,727
$

Blackstone

Reconciliation
of
GAAP
to
Non-GAAP
Measures
–
Notes
Note:
See page 35, Definitions and Distribution Policy.
(a)
This adjustment adds back to Income (Loss) Before Provision (Benefit) for Taxes amounts for Transaction-Related Charges which include principally equity-based compensation charges associated with Blackstone’s initial public offering and certain long-term retention programs outside of annual deferred compensation, adjustments to the Tax Receivable Agreement Liability and other corporate actions.
(b)
This adjustment adds back to Income (Loss) Before Provision (Benefit) for Taxes amounts for the Amortization of Intangibles which are associated with Blackstone’s initial public offering and other corporate actions.
(c)
This adjustment adds back to Income (Loss) Before Provision (Benefit) for Taxes the amount of (Income) Loss Associated with Non-Controlling
Interests of Consolidated Entities.
(d)
Taxes represent the total GAAP tax provision adjusted to include only the current tax provision (benefit) calculated on Income (Loss) Before
Provision for Taxes and adjusted to exclude the tax impact on any divestitures.
(e)
This adjustment removes from EI the total segment amount of Performance Revenues, comprised of Incentive Fees and Performance
Allocations.
(f)
This adjustment removes from EI the total segment amount of Principal Investment Income (Loss).
(g)
This adjustment removes from EI the total segment amount of Other Revenue.
(h)
This adjustment represents Interest Income and Dividend Revenue less Interest Expense.
(i)
This adjustment removes from expenses the compensation and benefit amounts related to Blackstone’s profit sharing plans related to
Performance Revenues, including Performance Compensation Related equity-based award expense.
(j)
Represents Non-Performance Compensation Related equity-based award expense and excludes all transaction-related equity-based charges.
(k)
Represents the adjustment for realized Performance Revenues net of corresponding actual amounts due under Blackstone’s profit sharing plans related thereto.
(l)
Represents the adjustment for Blackstone’s Realized Principal Investment Income (Loss).
(m)
Taxes
and
Related
Payables
Including
Payable
Under
Tax
Receivable
Agreement
represent
the
total
GAAP
tax
provision
adjusted
to
include
only
the current tax provision (benefit) calculated on Income (Loss) Before Provision for Taxes and to exclude the tax impact on any divestitures and the Payable Under Tax Receivable Agreement.
(n)
Represents Total Segment Interest Expense.

Blackstone

(Dollars in Thousands)
1Q'17
2Q'17
3Q'17
4Q'17
1Q'18
1Q'17 LTM
1Q'18 LTM
Management and Advisory Fees, Net
GAAP
645,484
$
690,857
$
685,922
$
729,059
$
728,849
$
2,497,356
$
2,834,687
$
Consolidation and Elimination Adjustment (a)
4,097

5,979

6,060

3,333

7,195

2,017

22,567

Total Segment
649,581
$
696,836
$
691,982
$
732,392
$
736,044
$
2,499,373
$
2,857,254
$
Performance Revenue
GAAP
Incentive Fees
46,511

40,303

35,513

120,187

12,566

168,432

208,569

Investment Income - Realized Performance Allocations
1,111,905

602,662

434,982

1,422,262

269,640

2,376,023

2,729,546

Investment Income - Unrealized Performance Allocations
(124,621)

95,532

406,649

(483,033)

628,089

348,981

647,237

GAAP
1,033,795
$
738,497
$
877,144
$
1,059,416
$
910,295
$
2,893,436
$
3,585,352
$
Elimination Adjustment (b)
586

609

788

985

252

2,667

2,634

Total Segment
1,034,381
$
739,106
$
877,932
$
1,060,401
$
910,547
$
2,896,103
$
3,587,986
$
Principal Investment Income
GAAP
Investment Income - Realized Principal Investment Income
251,344

125,058

74,805

184,562

42,145

542,082

426,570

Investment Income - Unrealized Principal Investment Income
(40,188)

7,275

96,085

(20,567)

111,774

33,633

194,567

GAAP
211,156
$
132,333
$
170,890
$
163,995
$
153,919
$
575,715
$
621,137
$
Consolidation and Elimination Adjustment (c)
(107,197)

(64,613)

(93,318)

(108,258)

(111,248)

(224,816)

(377,437)

Total Segment
103,959
$
67,720
$
77,572
$
55,737
$
42,671
$
350,899
$
243,700
$
Interest, Dividend and Other Revenue
GAAP
Interest and Dividend Revenue
28,495

33,703

36,974

40,524

35,385

101,144

146,586

Other
(4,212)

(59,664)

(35,572)

(33,781)

(59,317)

56,153

(188,334)

GAAP
24,283
$
(25,961)
$
1,402
$
6,743
$
(23,932)
$
157,297
$
(41,748)
$
Consolidation and Elimination Adjustment (d)
(4,074)

(2,805)

2,339

942

(577)

(2,875)

(101)

Total Segment
20,209
$
(28,766)
$
3,741
$
7,685
$
(24,509)
$
154,422
$
(41,849)
$
Total Revenues
GAAP
1,914,718
$
1,535,726
$
1,735,358
$
1,959,213
$
1,769,131
$
6,123,804
$
6,999,428
$
Consolidation and Elimination Adjustment (e)
(106,588)

(60,830)

(84,131)

(102,998)

(104,378)

(223,007)

(352,337)

Total Segment
1,808,130
$
1,474,896
$
1,651,227
$
1,856,215
$
1,664,753
$
5,900,797
$
6,647,091
$
Compensation
GAAP
351,589
$
367,203
$
359,209
$
364,484
$
389,403
$
1,340,994
$
1,480,299
$
Consolidation Adjustment (f)
(62,562)

(61,946)

(56,411)

(58,450)

(53,076)

(256,154)

(229,883)

Total Segment
289,027
$
305,257
$
302,798
$
306,034
$
336,327
$
1,084,840
$
1,250,416
$
Notes on page 30.
Continued...
Reconciliation of GAAP to Total Segment Measures

Blackstone

This
analysis
reconciles
the
summarized
components
of
Total
Segments
(pages
5-9)
to
their
respective
Total
Segment
amounts
(page
15)
and
to
their
equivalent
GAAP
measures,
reported
on
the
Consolidated
Statements
of
Operations
(page
1).
(a)
Represents (1) the add back of management fees earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of revenue representing the reimbursement of certain expenses by
Blackstone Funds, which are presented gross under GAAP but netted against Other Operating Expenses in the segments.
(b)
Represents the add back of performance revenues earned from consolidated Blackstone Funds which have been eliminated in consolidation.
(c)
Represents (1) the add back of investment income, including general partner income, earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the inclusion of investment income on non-
consolidated
Blackstone
Funds
which
in
GAAP
is
recorded
as
Other
Income
(Loss)
-
Net
Gains
(Losses)
from
Fund
Investment
Activities.
(d)
Represents (1) the add back of other revenues earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of certain transaction-related amounts.
(e)
Represents the total consolidation and elimination adjustments for Total Revenues.
(f)
Represents transaction-based equity compensation that is not recorded in the segments.
(g)
Represents interest expense associated with the Tax Receivable Agreement.
(h)
Represents the removal of (1) the amortization of transaction based intangibles, and (2) expenses reimbursed by Blackstone Funds, which are presented gross under GAAP but netted against Other Operating Expenses in the segments.
(i)
Represents (1) the reversal of Fund Expenses, which are attributable to consolidated Blackstone Funds and not a component of the segments, and (2) total consolidation and elimination adjustments for Total Expenses.
(j)
Represents the inclusion of Other Income (Loss) which is included in GAAP but not as a component of the segments.
(k)
Represents the total consolidation and elimination adjustments between GAAP and Total Segment results.
Reconciliation
of
GAAP
to
Total
Segment
Measures
–
Continued
(Dollars in Thousands)
1Q'17
2Q'17
3Q'17
4Q'17
1Q'18
1Q'17 LTM
1Q'18 LTM
Performance Compensation
GAAP
Incentive Fee Compensation
22,465
$
21,032
$
18,332
$
43,450
$
6,662
$
77,601
$
89,476
$
Performance Allocations Compensation - Realized
366,478

195,738

162,505

557,244

112,062

772,766

1,027,549

Performance Allocations Compensation - Unrealized
7,533

86,910

175,534

(166,183)

254,435

306,860

350,696

GAAP
396,476
$
303,680
$
356,371
$
434,511
$
373,159
$
1,157,227
$
1,467,721
$
Total Segment
396,476
$
303,680
$
356,371
$
434,511
$
373,159
$
1,157,227
$
1,467,721
$
Interest Expense
GAAP
40,246
$
41,089
$
41,545
$
74,606
$
38,671
$
155,544
$
195,911
$
Consolidation Adjustment (g)
(796)

(795)

(796)

(2,261)

(433)

(4,569)

(4,285)

Total Segment
39,450
$
40,294
$
40,749
$
72,345
$
38,238
$
150,975
$
191,626
$
GAAP General, Administrative and Other to Total Segment Other Operating Expenses
GAAP
109,386
$
119,552
$
121,036
$
138,608
$
126,713
$
524,453
$
505,909
$
Consolidation and Elimination Adjustment (h)
(12,924)

(13,714)

(14,419)

(22,659)

(19,621)

(96,249)

(70,413)

Total Segment
96,462
$
105,838
$
106,617
$
115,949
$
107,092
$
428,204
$
435,496
$
Total Expenses
GAAP
921,773
$
881,193
$
904,511
$
1,044,901
$
982,931
$
3,249,246
$
3,813,536
$
Less: GAAP Fund Expenses (i)
(24,076)

(49,669)

(26,350)

(32,692)

(54,985)

(71,028)

(163,696)

Consolidation and Elimination Adjustment (i)
(76,282)

(76,455)

(71,626)

(83,370)

(73,130)

(356,972)

(304,581)

Total Segment
821,415
$
755,069
$
806,535
$
928,839
$
854,816
$
2,821,246
$
3,345,259
$
GAAP Income Before Provision for Taxes to Total Segment Economic Income
GAAP
Revenues Less Expenses
992,945

654,533

830,847

914,312

786,200

2,874,558

3,185,892

Other Income (j)
66,132

110,054

63,448

485,818

110,599

231,740

769,919

GAAP
1,059,077
$
764,587
$
894,295
$
1,400,130
$
896,799
$
3,106,298
$
3,955,811
$
Consolidation and Elimination Adjustment (k)
(72,362)

(44,760)

(49,603)

(472,754)

(86,862)

(26,747)

(653,979)

Total Segment
986,715
$
719,827
$
844,692
$
927,376
$
809,937
$
3,079,551
$
3,301,832
$

Walkdown of Financial Metrics
(Dollars in Thousands, Except per Unit Data)
1Q'18
1Q'18 LTM
Results
Per Unit
Results
Per Unit
Management and Advisory Fees, Net
736,044
$
2,857,254
$
Fee Related Compensation
(296,079)
(1,143,408)
Other Operating Expenses
(107,092)
(435,496)
Fee Related Earnings
332,873
$
0.28
$
1,278,350
$
1.07
$
Net Realized Performance Revenues
167,384
1,838,312
Realized Principal Investment Income
28,693
261,993
Net Interest (Loss)
(1,853)
(40,817)
Taxes and Related Payables
(25,042)
(189,706)
Distributable Earnings
502,055
$
0.41
$
3,148,132
$
2.56
$
Net Unrealized Performance Revenues
373,904
296,289
Unrealized Principal Investment Income
13,978
(18,293)
Other Revenue
(60,894)
(192,658)
Add Back: Related Payables
6,814
88,752
Less: Equity-Based Compensation
(44,148)
(121,344)
Economic Net Income
791,709
$
0.65
$
3,200,878
$
2.65
$
Blackstone
31
See pages 32 and 33, Walkdown of Financial Metrics – Calculation of Certain Non-GAAP Financial Metrics for the calculation of the amounts presented herein that are not the respective captions on page 15, Total
Segments. 1Q’18 Fee Related Earnings per Unit is based on end of period DE Units Outstanding; 1Q’18 DE per Unit is based on DE attributable to Common Unitholders (see page 20, Unitholder Distribution) and end of period Total Common Units Outstanding; and 1Q’18 ENI per Unit is based on Weighted-Average ENI Adjusted Units. 1Q’18 LTM per Unit represents the sum of the last four quarters. See page 34, Unit Rollforward.

Blackstone

(Dollars in Thousands)
1Q'16
2Q'16
3Q'16
4Q'16
1Q'17
2Q'17
3Q'17
4Q'17
1Q'18
Compensation
(287,403)
$
(286,155)
$
(268,595)
$
(241,063)
$
(289,027)
$
(305,257)
$
(302,798)
$
(306,034)
$
(336,327)
$
Less: Equity-Based Compensation - Non-Performance Compensation Related (a)
20,963

16,852

16,624

19,308

26,650

25,442

24,141

17,177

40,248

Fee Related Compensation
(266,440)
$
(269,303)
$
(251,971)
$
(221,755)
$
(262,377)
$
(279,815)
$
(278,657)
$
(288,857)
$
(296,079)
$
Realized Incentive Fees
28,007

29,231

26,992

66,811

46,511

40,303

35,513

122,057

12,566

Realized Performance Allocations
231,352

323,866

507,325

433,432

1,111,948
603,096

434,994

1,422,830
269,642

Less: Realized Incentive Fees Compensation
(13,785)

(14,763)

(13,003)

(27,370)

(22,465)

(21,032)

(18,332)

(43,450)

(6,662)

Less: Realized Performance Allocations Compensation
(58,841)

(88,069)

(170,860)

(147,359)

(366,478)

(195,738)

(162,505)

(557,244)

(112,062)

Plus: Equity-Based Compensation - Performance Compensation Related (a)
1,061

1,670

1,554

1,539

3,264

2,548

3,669

4,219

3,900

Net Realized Performance Revenues
187,794
$
251,935
$
352,008
$
327,053
$
772,780
$
429,177
$
293,339
$
948,412
$
167,384
$
Interest Income and Dividend Revenue
23,146

22,474

22,235

28,544

28,496

33,703

37,885

42,836

36,385

Less: Interest Expense
(36,497)

(36,020)

(36,419)

(39,086)

(39,450)

(40,294)

(40,749)

(72,345)

(38,238)

Net Interest (Loss)
(13,351)
$
(13,546)
$
(14,184)
$
(10,542)
$
(10,954)
$
(6,591)
$
(2,864)
$
(29,509)
$
(1,853)
$
Taxes and Related Payables (b)
(16,794)
$
(31,588)
$
(51,089)
$
(67,678)
$
(25,324)
$
(53,291)
$
(31,805)
$
(79,568)
$
(25,042)
$
Unrealized Performance Allocations
56,055

95,061

128,791

250,213

(124,078)

95,707

407,425

(484,486)

628,339

Less: Unrealized Performance Allocations Compensation
(34,201)

(77,016)

(79,361)

(142,950)

(7,533)

(86,910)

(175,534)

166,183

(254,435)

Net Unrealized Performance Revenues
21,854
$
18,045
$
49,430
$
107,263
$
(131,611)
$
8,797
$
231,891
$
(318,303)
$
373,904
$
Related Payables (c)
-
$
10,354
$
30,104
$
34,428
$
6,519
$
29,123
$
9,253
$
43,562
$
6,814
$
Equity-Based Compensation - Non-Performance Compensation Related (a)
20,963

16,852

16,624

19,308

26,650

25,442

24,141

17,177

40,248

Plus: Equity-Based Compensation - Performance Compensation Related (a)
1,061

1,670

1,554

1,539

3,264

2,548

3,669

4,219

3,900

Equity-Based Compensation
22,024
$
18,522
$
18,178
$
20,847
$
29,914
$
27,990
$
27,810
$
21,396
$
44,148
$
Walkdown
of
Financial
Metrics
–
Calculation
of
Non-GAAP
Financial
Metrics
–
Quarters
Unless otherwise noted, all amounts are the respective captions from the Total Segment information.
(a)
Represents equity-based award expense included in Economic Income, which excludes all transaction-related equity-based charges.
(b)
See
page
26,
Reconciliation
of
GAAP
to
Non-GAAP
Measures
–
Quarters
for
this
adjustment.
(c)
Represents tax-related payables including the Payable Under Tax Receivable Agreement, which is a component of Taxes and Related Payables.

Blackstone

Walkdown
of
Financial
Metrics
–
Calculation
of
Non-GAAP
Financial
Metrics
–
Years
Unless otherwise noted, all amounts are the respective captions from the Total Segment information.
(a)
Represents equity-based award expense included in Economic Income, which excludes all transaction-related equity-based charges.
(b)
See
page
27,
Reconciliation
of
GAAP
to
Non-GAAP
Measures
–
Years
for
this
adjustment.
(c)
Represents tax-related payables including the Payable Under Tax Receivable Agreement, which is a component of Taxes and Related Payables.
(Dollars in Thousands)
2013
2014
2015
2016
2017
1Q'17 LTM
1Q'18 LTM
Compensation
(1,115,640)
$
(1,153,511)
$
(1,189,219)
$
(1,083,216)
$
(1,203,116)
$
(1,084,840)
$
(1,250,416)
$
Less: Equity-Based Compensation - Non-Performance Compensation Related (a)
130,124

45,133

96,901

73,747

93,410

79,434

107,008

Fee Related Compensation
(985,516)
$
(1,108,378)
$
(1,092,318)
$
(1,009,469)
$
(1,109,706)
$
(1,005,406)
$
(1,143,408)
$
Realized Incentive Fees
231,000

173,106

168,554

151,041

244,384

169,545

210,439

Realized Performance Allocations
1,187,291

2,539,235

3,232,068

1,495,975

3,572,868

2,376,571

2,730,562

Less: Realized Incentive Fees Compensation
(102,149)

(78,271)

(77,291)

(68,921)

(105,279)

(77,601)

(89,476)

Less: Realized Performance Allocations Compensation
(355,967)

(847,471)

(802,455)

(465,129)

(1,281,965)

(772,766)

(1,027,549)

Plus: Equity-Based Compensation - Performance Compensation Related (a)
-

3,093

6,143

5,824

13,700

8,027

14,336

Net Realized Performance Revenues
960,175
$
1,789,692
$
2,527,019
$
1,118,790
$
2,443,708
$
1,703,776
$
1,838,312
$
Interest Income and Dividend Revenue
70,936

76,052

95,661

96,399

142,920

101,749

150,809

Less: Interest Expense
(103,904)

(112,563)

(139,842)

(148,022)

(192,838)

(150,975)

(191,626)

Net Interest (Loss)
(32,968)
$
(36,511)
$
(44,181)
$
(51,623)
$
(49,918)
$
(49,226)
$
(40,817)
$
Taxes and Related Payables (b)
(156,734)
$
(280,788)
$
(90,470)
$
(167,149)
$
(189,988)
$
(175,679)
$
(189,706)
$
Unrealized Performance Allocations
2,155,528

1,696,407

(1,590,369)

530,120

(105,432)

349,987

646,985

Less: Unrealized Performance Allocations Compensation
(964,339)

(368,493)

309,422

(333,528)

(103,794)

(306,860)

(350,696)

Net Unrealized Performance Revenues
1,191,189
$
1,327,914
$
(1,280,947)
$
196,592
$
(209,226)
$
43,127
$
296,289
$
Related Payables (c)
74,570
$
81,276
$
62,943
$
74,886
$
88,457
$
81,405
$
88,752
$
Equity-Based Compensation - Non-Performance Compensation Related (a)
130,124

45,133

96,901

73,747

93,410

79,434

107,008

Plus: Equity-Based Compensation - Performance Compensation Related (a)
-

3,093

6,143

5,824

13,700

8,027

14,336

Equity-Based Compensation
130,124
$
48,226
$
103,044
$
79,571
$
107,110
$
87,461
$
121,344
$

Blackstone

Unit Rollforward
Common Unitholders receive tax benefits from deductions taken by Blackstone’s corporate tax paying subsidiaries and bear responsibility for the deduction from Distributable Earnings of the Payable Under Tax Receivable Agreement and certain other tax-related payables. Distributable Earnings Units Outstanding excludes units which are not entitled to distributions.
1Q'17
2Q'17
3Q'17
4Q'17
1Q'18
Total GAAP Weighted-Average Common Units Outstanding - Basic
660,939,708

664,681,299

667,384,727

668,781,321

674,479,140

Adjustments:
Weighted-Average Unvested Deferred Restricted Common Units
809,184

998,974

663,474

702,960

198,934

Weighted-Average Blackstone Holdings Partnership Units
537,758,091

534,326,066

532,454,091

-

535,895,780

Total GAAP Weighted-Average Units Outstanding - Diluted
1,199,506,983
1,200,006,339
1,200,502,292
669,484,281

1,210,573,854
Adjustments:
Weighted-Average Blackstone Holdings Partnership Units
-

-

-

531,139,507

-

Weighted-Average Economic Net Income Adjusted Units
1,199,506,983
1,200,006,339
1,200,502,292
1,200,623,788
1,210,573,854
Economic Net Income Adjusted Units, End of Period
1,199,565,618
1,199,890,628
1,200,559,970
1,200,553,187
1,210,853,058
Total Common Units Outstanding
661,126,963

665,503,840

667,027,762

668,733,356

676,168,743

Adjustments:
Blackstone Holdings Partnership Units
535,206,716

530,678,056

532,235,827

530,472,212

528,967,264

Distributable Earnings Units Outstanding
1,196,333,679
1,196,181,896
1,199,263,589
1,199,205,568
1,205,136,007

Blackstone

Definitions and Distribution Policy
Blackstone
discloses
the
following
financial
measures
that
are
calculated
and
presented
on
the
basis
of
methodologies
other
than
in
accordance
with
generally
accepted accounting principles in the United States of America (“non-GAAP”) in this presentation:
•
Blackstone uses Economic Income, or “EI”, as a key measure of value creation, a benchmark of its performance and in making resource deployment and compensation decisions across its four segments. EI represents segment net income before taxes excluding transaction-related charges. Transaction-related charges arise from Blackstone’s initial public offering (“IPO”) and certain long-term retention programs outside of annual deferred compensation and other corporate actions, including acquisitions. Transaction-related charges include certain equity-based compensation charges, the amortization of intangible assets and contingent consideration associated with acquisitions. EI presents revenues and expenses on a basis that deconsolidates the investment funds
Blackstone manages.
•
Economic Net Income, or “ENI”, represents EI adjusted to include current period taxes. Taxes represent the total GAAP tax provision adjusted to include only the current tax provision (benefit) calculated on Income (Loss) Before Provision for Taxes and adjusted to exclude the tax impact of any divestitures.
•
Performance Revenues collectively refers to: (a) Realized Incentive Fees, and (b) Performance Allocations. Performance Compensation collectively refers to the related compensation and benefit amounts for: (a) Realized Incentive Fees Compensation, and (b) Performance Allocations.
•
Blackstone uses Fee Related Earnings, or “FRE”, which is derived from EI, as a measure to highlight earnings from operations excluding: (a) the income related to
performance
revenue
and
related
performance
compensation,
(b)
income
earned
from
Blackstone’s
investments
in
the
Blackstone
Funds,
(c)
net
interest
income (loss), (d) equity-based compensation, and (e) Other Revenue. Blackstone uses FRE as a measure to assess whether recurring revenue from its businesses
is
sufficient
to
adequately
cover
all
of
its
operating
expenses
and
generate
profits.
FRE
equals
contractual
management
fee
revenues
less
(a)
compensation expenses (which excludes amortization of equity-based awards, and Performance Compensation), and (b) other operating expenses.
•
Distributable Earnings, or “DE”, which is derived from Blackstone’s segment reported results, is a supplemental measure to assess performance and amounts available
for
distributions
to
Blackstone
unitholders,
including
Blackstone
personnel
and
others
who
are
limited
partners
of
the
Blackstone
Holdings
partnerships. DE is intended to show the amount of net realized earnings without the effects of the consolidation of the Blackstone Funds. DE, which is a component of ENI, is the sum across all segments of: (a) Total Management, Advisory and Other Fees, Net, (b) Interest and Dividend Revenue, (c) Realized
Incentive Fees, (d)
Realized Performance Allocations, and (e) Realized Principal
Investment Income (Loss); less (a) Compensation, excluding the expense of equity-based
awards,
(b)
Realized
Incentive
Fee
Compensation,
(c)
Realized
Performance
Allocations
Compensation,
(d)
Interest
Expense,
(e)
Other
Operating
Expenses, and (f) Taxes and Related Payables Under the Tax Receivable Agreement. DE is reconciled to Blackstone’s Consolidated Statement of Operations.
•
Blackstone uses Adjusted Earnings Before Interest, Taxes and Depreciation and Amortization, or “Adjusted EBITDA”, as a supplemental non-GAAP measure derived from segment reported results and may be used to assess its ability to service its borrowings. Adjusted EBITDA represents DE plus the addition of
(a)
Interest Expense, (b) Taxes and Related Payables Including Payable Under Tax Receivable Agreement, and (c) Depreciation and Amortization.
Distribution
Policy.
Blackstone’s
intention
is
to
distribute
quarterly
to
common
unitholders
approximately
85%
of
The
Blackstone
Group
L.P.’s
share
of
Distributable Earnings, subject to adjustment by amounts determined by Blackstone’s general partner to be necessary or appropriate to provide for the conduct
of
its
business,
to
make
appropriate
investments
in
its
business
and
funds,
to
comply
with
applicable
law,
any
of
its
debt
instruments
or
other
agreements, or to provide for future cash requirements such as tax-related payments, clawback obligations and distributions to unitholders for any ensuing quarter. The amount to be distributed could also be adjusted upward in any one quarter. All of the foregoing is subject to the qualification that the declaration and payment of any distributions are at the sole discretion of Blackstone’s general partner and may change its distribution policy at any time, including, without limitation, to eliminate such distributions entirely.

Blackstone

Forward-Looking Statements
This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934 which reflect Blackstone’s current views with respect to, among other things,
Blackstone’s operations, financial performance and unit repurchase and distribution activities. You can identify these forward-looking statements by the use of words such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,”
“seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes
or
results
to
differ
materially
from
those
indicated
in
these
statements.
Blackstone
believes
these
factors
include
but
are not limited to those described under the section entitled “Risk Factors” in its Annual
Report on Form 10-K for the fiscal year ended December 31, 2017, as such factors may be updated from time to time in its periodic filings with the Securities and Exchange Commission, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in the filings. Blackstone undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.
This presentation does not constitute an offer of any Blackstone Fund.